AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 28, 2018

1933 ACT FILE NO. 033-09093
1940 ACT FILE NO. 811-04854

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 62	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 64

THE OBERWEIS FUNDS

(Exact Name of Registrant as Specified in Charter)

c/o Oberweis Asset Management, Inc.
3333 Warrenville Road, Suite 500
Lisle, Illinois 60532

(Address of Principal Executive Offices, Zip Code)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE (800) 323-6166

Patrick B. Joyce
Oberweis Asset Management, Inc.
3333 Warrenville Road, Suite 500
Lisle, Illinois 60532

(Name and Address of Agent for Service)

Copies to:

James A. Arpaia
Vedder Price P.C.
222 North LaSalle Street, Suite 2600
Chicago, Illinois 60601

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☒	on May 1, 2018 pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment

PROSPECTUS

Oberweis Small-Cap Value Fund

Institutional Class (OBVLX)

Investor Class ([TICKER])

May 1, 2018

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

oberweisfunds.com

Please read this document carefully before you make any investment decision. If you have any questions, do not hesitate to contact us at 800-245-7311 or visit our website at oberweisfunds.com. Also, please keep this prospectus with your other important records for future reference.

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OBERWEIS SMALL-CAP VALUE FUND

INVESTMENT OBJECTIVE

The Oberweis Small-Cap Value Fund’s (the “Fund”) investment objective is capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

On October 2, 2017, the Cozad Small Cap Value Fund (the “Predecessor Fund”) was reorganized into the Fund. As a result of the reorganization, the performance and accounting history of the Predecessor Fund's Class I shares will be assumed by the Fund. Certain financial and performance information included herein is that of the Predecessor Fund's Class I shares.

Shareholder Fees (Fees paid directly from your investments)	INVESTOR CLASS	INSTITUTIONAL CLASS
Redemption Fee as a percentage of amount redeemed within 90 calendar days of purchase	None	None
Exchange Fee as a percentage of amount redeemed within 90 calendar days of purchase	None	None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	.25%	None
Other Expenses	.73% [1]	.73%
Total Annual Fund Operating Expenses	1.98%	1.73%
Expense Reimbursement[2]	(.43%)	(.43%)
Total Annual Fund Operating Expenses After Expense Reimbursement	1.55%	1.30%

1  “Other Expenses” have been estimated for Investor Class shares because they have no operating history as of the date hereof.

2  The Fund’s adviser has a contractual arrangement with the Fund to reimburse it for total annual fund operating expenses in excess of 1.55% of the Fund’s average daily net assets attributable to the Investor Class Shares or 1.30% of the Fund’s average daily net assets attributable to the Institutional Class Shares, excluding any interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (the “expense limitation”). The contractual arrangement continues in force until April 30, 2019. Except for termination, the contractual arrangement may be amended at any time by the mutual written consent of the adviser and the Fund, subject to approval by the Board of Trustees of The Oberweis Funds. The adviser may recoup the amount of any expenses reimbursed during the term of the contract if the recoupment does not cause the Fund’s expenses to exceed the expense limitation in place at the time of the reimbursement or currently, whichever is less.

Example
The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Investor Class	$158	$580	$1,028	$2,272
Institutional Class	$132	$503	$898	$2,005

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expense or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the period ended December 31, 2017 was 35%.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by making intermediate and long-term investments in domestic, publicly-traded equity securities of small capitalization companies. Fund investment positions are generally held for 12 to 18 months, although longer or shorter holding periods may occur. Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of borrowings, if any) will be invested in securities of small capitalization companies (“80% investment policy”). For purposes of the 80% investment policy, the Fund’s investment adviser, Oberweis Asset Management, Inc. (“OAM” or the “Adviser”) considers small-cap companies as those, at the time of initial investment, with a market capitalization of less than $5 billion or with a market capitalization within the range of the holdings of the Russell 2000 Value Index.

OAM has developed and implemented a proprietary investment system focused on appreciation of publicly-traded small capitalization U.S. equities through intermediate- and long-term investment (the “Small-Cap Value Strategy”). The Small-Cap Value Strategy is guided by a proprietary initial screening system for companies included in the New York Stock Exchange, NASDAQ and AMEX. The Adviser applies a quantitative screen against the domestically traded equities listed on those exchanges, which narrows the investable universe of securities to approximately 300. The quantitative screen considers such factors as the security’s price to earnings ratio, price to cash flow ratio, cash flow to earnings ratio, debt to equity ratio, one year price history, dividend yield and dividend history. This screen aids in uncovering potentially undervalued securities that have a reasonable risk profile relative to the benchmark. A secondary, fundamental analysis is applied to further narrow the number of investable securities that prioritizes understanding and limiting the risks of the individual securities and portfolio as a whole. A computer-based mathematical program is then used to aid in determining the final composition of securities in the Fund’s portfolio.

Through the use of these screens, the Adviser attempts to actively monitor both macro and micro drivers of perceived risk. Accordingly, the management team may adjust individual, industry, sector or other factor-related weights in an attempt to limit perceived downside risk. The Adviser may, from time to time based on its analysis of market signals in conjunction with the Small-Cap Value Strategy, liquidate investment positions and hold the proceeds in money market funds, other highly liquid obligations or the electronically-traded iShares Russell 2000 Value Index Fund. The Adviser expects to re-balance the Fund’s portfolio of securities three to four times each calendar year based on investment performance.

PRINCIPAL RISKS

The biggest risk is that the Fund’s returns may vary, and you could lose money by investing in the Fund. Because the Fund may invest substantially all of its assets in common stocks, the main risk is that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund’s share price may also decrease.

The Fund is designed for long-term investors who seek growth of capital and who can tolerate the greater risks associated with seeking maximum capital appreciation. Investment in common stocks, particularly in common stocks of small-sized companies, can be volatile. The value of the Fund’s shares will go up and down due to movement of the overall stock market or of the value of the individual securities held by the Fund. Because of this volatility, we recommend that you invest in the Fund as a long-term investment only, and only for a portion of your investment portfolio, not for all of it. There can be no assurance that the Fund’s objective will be met.

Small-sized Company Risk

The Fund is subject to small company risk. Although the Fund seeks to reduce risk by investing in a diversified portfolio, you must realize that investing in smaller, and often newer, companies involves greater risk than there usually is with investing in larger, more established companies. Smaller and newer companies often have limited product lines, markets, management personnel, research and/or financial resources. The securities of small companies, which may be thinly capitalized, may not be as marketable as those of larger companies. Therefore the securities of these smaller, newer companies may be subject to more abrupt or erratic market movements than the securities of larger companies or the market averages in general.

Equity Securities Risk

Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, or a particular company.

Management Risk

The Adviser’s reliance on its strategy and judgments about the attractiveness, value and potential appreciation of particular securities and the tactical allocation among the Fund’s investments may prove to be incorrect and may not produce the desired results.

Market Risk

Overall equity and fixed income securities market risks affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets.

FUND PERFORMANCE

The Fund has adopted the performance history of the Predecessor Fund’s Class I shares for all periods prior to October 2, 2017. The bar chart and the performance table below provide some indication of the risks of an investment in the Fund by showing how the Fund’s and the Predecessor Fund’s performance has varied from year to year and by showing how the Fund’s Institutional Class shares and the Predecessor Fund’s Class I shares average annual returns compare with a broad measure of market performance. The table shows how the Fund’s and the Predecessor Fund’s performance compares to the Russell 2000 Value Index, which is the Fund’s and the Predecessor Fund’s benchmark index. The table also shows returns on a before and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or individual retirement account (“IRA”). The Predecessor Fund's past performance, before and after taxes, does not necessarily represent how the Fund will perform in the future. Investor Class shares are a new class of shares and as a result, no Investor Class share performance data is provided.

Annual Total Returns (for the Periods Ended December 31)1

Average Annual Total Returns (for the Periods Ended December 31, 2017)

Small Cap Value Fund – Institutional Class [1]	1 YEAR	5 YEARS	SINCE INCEPTION
Return Before Taxes	[ ]%	[ ]%	[ ]	%[2]
Return After Taxes on Distributions[1]	[ ]%	[ ]%	[ ]	%[2]
Return After Taxes on Distributions and Sale of Fund Shares[1]	[ ]%	[ ]%	[ ]	%[2]
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	[ ]%	[ ]%	[ ]	%[2]

1 The Predecessor Fund acquired all of the assets and liabilities of Cozad Small Cap Value Fund I, LP in a tax-free reorganization on July 1, 2014. As a result of the different tax treatment of the Cozad Small Cap Value Fund I, LP, we are unable to calculate after-tax returns for the periods prior to July 1, 2014. The Cozad Small Cap Value Fund I, LP did not have a distribution policy. It was an unregistered limited liability company, did not qualify as a regulated investment company for federal income tax purposes and it did not pay dividends and distributions.

2 Since September 30, 2010

MANAGEMENT

Investment Adviser

Oberweis Asset Management, Inc. (“OAM” or the “Adviser”)

Portfolio Manager

David Wetherell, Portfolio Manager, since inception of the Fund.

Buying and Selling Fund Shares

Buying Investor Class Shares

The minimum initial investment is $1,000 ($500 for tax-advantaged retirement plans). You may reduce this $1,000 minimum initial investment by signing up for the Low Minimum Investment Plan. (See page 20 of the Fund’s prospectus for details.) The Fund reserves the right to waive or modify these minimum initial investment requirements at any time.

Buying Institutional Class Shares

The minimum initial investment is $1,000,000. Shares of the Fund received by shareholders of the Predecessor Fund as a result of the reorganization occurring on October 2, 2017 (“Predecessor Fund Shares”), are not subject to the minimum initial investment requirement for Institutional Class shares. There is no minimum for subsequent purchases. You may meet the minimum initial investment amount by aggregating multiple accounts with common ownership within the Fund, including individual and joint accounts, as well as accounts where you have beneficial ownership through acting as a custodian for a minor account or as a beneficiary to a trust account. In addition, if you invest in the Fund through a financial intermediary, the minimum initial investment requirement may be met if your financial intermediary aggregates investments of multiple clients to meet the minimum. There is no minimum initial investment requirement for omnibus retirement plans or wrap fee program assets held in an omnibus account with aggregate assets of $10 million or more. The Fund reserves the right to waive or modify these minimum initial investment requirements at any time.

Selling Shares

You may redeem shares of the Fund by mail, telephone, online at oberweisfunds.com or through your own securities broker/dealer or its designated agent or bank or other institution on any day the New York Stock Exchange is open.

Tax Information

The Fund’s distributions are taxable as ordinary income or capital gains, unless your investment is in an IRA, 401(k) or other tax-advantaged investment plan (which may be taxable upon withdrawal).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVE, POLICIES AND RISKS

Investment Objective of the Fund

The Fund’s investment objective is capital appreciation.

Principal Investment Strategy of the Fund

The Fund seeks to achieve its objective by making intermediate and long-term investments in domestic, publicly-traded equity securities of small capitalization companies. Fund investment positions are generally held for 12 to 18 months, although longer or shorter holding periods may occur. Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of borrowings, if any) will be invested in securities of small capitalization companies (“80% investment policy”). For purposes of the 80% investment policy, the Fund defines a small capitalization company as one with a market capitalization of up to $3 billion. The Fund may change its 80% investment policy subject to approval by the Board of Trustees and at least 60 days’ prior notice to Fund shareholders.

The Adviser has developed and implemented the Small-Cap Value Strategy. The Small-Cap Value Strategy is guided by a proprietary initial screening system for companies included in the New York Stock Exchange, NASDAQ and AMEX. The Adviser applies a quantitative screen against the domestically traded equities listed on those exchanges, which narrows the investable universe of securities to approximately 300. The quantitative screen considers such factors as the security’s price to earnings ratio, price to cash flow ratio, cash flow to earnings ratio, debt to equity ratio, one year price history, dividend yield and dividend history. This screen aids in uncovering potentially undervalued securities that have a reasonable risk profile relative to the benchmark. A secondary, fundamental analysis is applied to further narrow the number of investable securities that prioritizes understanding and limiting the risks of the individual securities and portfolio as a whole. A computer-based mathematical program is then used to aid in determining the final composition of securities in the Fund’s portfolio.

Through the use of these screens, the Adviser attempts to actively monitor both the macro and micro drivers of perceived risk. Accordingly, the management team may adjust individual, industry, sector or other factor-related weights in an attempt to limit perceived downside risk. The Adviser may, from time to time based on its analysis of market signals in conjunction with the Small-Cap Value Strategy, liquidate investment positions and hold the proceeds in money market funds, other highly liquid obligations or the electronically-traded iShares Russell 2000 Value Index Fund. The Adviser expects to re-balance the Fund’s portfolio of securities three to four times each calendar year based on investment performance.

Principal Risks of Investing in the Fund

The biggest risk is that the Fund’s returns may vary, and you could lose money by investing in the Fund. Because the Fund may invest substantially all of its assets in common stocks, the main risk is that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund’s share price may also decrease.

The Fund primarily invests in domestic, publicly-traded equity securities of small capitalization companies with the objective of capital appreciation. If you are considering investing in the Fund, remember that it is designed for long-term investors who seek growth of capital and who can tolerate the greater risks associated with seeking maximum capital appreciation. Investment in common stocks, particularly in common stocks of small-size companies, can be volatile. The value of the Fund’s shares will go up and down due to movement of the overall stock market or of the value of the individual securities held by the Fund. Because of this volatility, we recommend that you invest in the Fund as a long-term investment only, and only for a portion of your investment portfolio, not for all of it. The Fund discourages short-term trading in its shares. Dividends are expected to be minimal and there can be no assurance that the Fund’s objective will be met.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Small-sized Company Risk

Although the Fund seeks to reduce risk by investing in a diversified portfolio, you must realize that investing in smaller, and often newer, companies involves greater risk than there usually is with investing in larger, more established companies. Smaller and newer companies often have limited product lines, markets, management personnel, research and/or financial resources. The securities of small companies, which may be thinly capitalized, may not be as marketable as those of larger companies. Therefore the securities of these smaller, newer companies may be subject to more abrupt or erratic market movements than the securities of larger companies or the market averages in general.

Equity Securities Risk

Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, or a particular company.

Management Risk

The Adviser's reliance on its strategy and its judgments about the value and potential appreciation securities in which the Fund invests may prove to be incorrect, including the Adviser’s tactical allocation of the Fund’s portfolio among its investments. The ability of the Fund to meet its investment objective is directly related to the Adviser’s proprietary investment process. The Adviser’s assessment of the relative value of securities, their attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s investment strategy will produce the desired results.

Market Risk

Overall equity market risk, including volatility, may affect the value of individual instruments in which the Fund invests. Factors such as domestic economic growth and market conditions, and political events affect the securities markets. Over time stock markets have risen more often than they have declined. When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.

Other Investment Policies and Risks

Temporary Investments

To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because shareholders will pay the fees and expenses of the Fund and, indirectly, the fees and expenses of the underlying money market mutual funds. The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

FUND HOLDINGS

A description of the policies and procedures with respect to the disclosure of the Fund’s investments is available in the Statement of Additional Information and on The Oberweis Funds’ Web site at oberweisfunds.com.

MANAGEMENT OF THE FUND

Investment Adviser

Oberweis Asset Management, Inc. (“OAM” or the “Adviser”), 3333 Warrenville Road, Suite 500, Lisle, Illinois, 60532, an investment adviser registered with the SEC, is the investment adviser to the Fund and is responsible for the day-to-day management of its investment portfolio and other business affairs of The Oberweis Funds. OAM also offers investment advice to institutions and individual investors regarding a broad range of investment products. Certain OAM officers and employees serve as officers of The Oberweis Funds.

OAM furnishes continuous advice and recommendations concerning the Fund’s investments. OAM also provides The Oberweis Funds with non-investment advisory management and administrative services necessary for the conduct of the Fund’s business. OAM furnishes the Fund with certain administrative, compliance and accounting services and provides information and certain administrative services for shareholders of the Fund. OAM provides these services under a combined investment advisory and management agreement. OAM also provides office space and facilities for the management of The Oberweis Funds and pays the salaries and fees of The Oberweis Funds’ officers.

Portfolio Manager

David Wetherell is the portfolio manager of the Fund. Mr. Wetherell joined The Oberweis Funds in 2017 in conjunction with the Fund’s commencement of operations. Prior to joining The Oberweis Funds, Mr. Wetherell worked as a Portfolio Manager with Cozad Asset Management, Inc. from 2007 to 2017. Mr. Wetherell has a Master of Science in Finance and a bachelor’s degree from the University of Illinois at Urbana-Champaign. Mr. Wetherell holds the Chartered Financial Analyst designation.

The Statement of Additional Information provides additional information about David Wethrell, including his compensation, other accounts he manages, and his ownership of securities in the Fund.

Management Expenses

As compensation for its investment advisory services, for managing the business affairs and providing certain administrative services, the Fund pays OAM pursuant to the Investment Advisory and Management Agreement an annual fee which is computed and accrued daily and paid monthly. OAM receives 1.00% of the average daily net assets of the Fund, subject to reduction because of the Fund’s annual expense limitation.

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory and Management Agreement for the Fund is available in the Fund’s report to shareholders for the period ended December 31, 2017.

The Fund also incurs expenses for services not provided and expenses not assumed by OAM, such as transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending prospectuses, shareholder reports and other information to existing shareholders, and independent Trustees’ fees and expenses.

Distribution of Shares

The Fund has appointed Oberweis Securities, Inc. (“OSI”) to act as the principal distributor of the Fund’s shares and as a shareholder service agent.

The Investor Class shares of the Fund pays certain expenses in connection with the distribution of Investor Class shares of the Fund under a Rule 12b-1 Plan and a Distribution and Shareholder Service Agreement between the Fund and OSI (called the “Plan and Agreement”) adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Institutional Class shares of the Funds do not pay Rule 12b-1 fees.

Under the Plan and Agreement, the Fund pays to OSI a monthly fee at an annual rate of .25% of the Fund’s average daily net assets attributable to its Investor Class shares for distribution and shareholder servicing and will also reimburse certain out-of-pocket expenses of OSI for certain shareholder services provided to the Fund. Because the fee is continually paid out of the Fund’s assets attributable to Investor Class shares, over time it will increase the cost of your investment and could potentially cost you more than paying other types of sales charges.

Pursuant to the Plan and Agreement, OSI may appoint various broker/dealer firms to assist in providing distribution services for the Investor Class shares of the Fund and may appoint broker/dealers and other firms (including depository institutions such as commercial banks and savings banks) to provide administrative services for their clients as Investor Class shareholders of the Fund under related service agreements.

OTHER INFORMATION

In the future, the Fund may cease sales to new investors and/or existing shareholders to control asset levels. If sales of the Fund are discontinued, it is expected that existing shareholders of the Fund would be permitted to reinvest any dividends or capital gain distributions in additional shares of the Fund, absent highly unusual circumstances.

SHAREHOLDER INFORMATION

How to Purchase Shares

In General — Investor Class Shares

Except as described below, the minimum initial investment for the Fund is $1,000 ($500 minimum initial investment for tax-advantaged retirement plans). You may reduce this $1,000 minimum initial investment by signing up for the Low Minimum Investment Plan.

(See “Shareholder Services.”) Additional purchases for all existing accounts must be in amounts of at least $100, except for reinvestment of dividends and capital gains distributions.

In General — Institutional Class Shares

Except as described below, the minimum initial investment is $1,000,000. Predecessor Fund Shares are not subject to the minimum initial investment requirement for Institutional Class shares. There is no minimum for subsequent purchases. You may meet the minimum initial investment amount by aggregating multiple accounts with common ownership within the Fund, including individual and joint accounts, as well as accounts where you have beneficial ownership through acting as a custodian for a minor account or as a beneficiary to a trust account. In addition, if you invest in the Fund through a financial intermediary, the minimum initial investment requirement may be met if your financial intermediary aggregates investments of multiple clients to meet the minimum. There is no minimum initial investment requirement for omnibus retirement plans or wrap fee program assets with aggregate assets of $10 million or more. The minimum initial investment requirement is waived for employees of OAM and OSI and Trustees of the Fund, as well as family members of such employees and Trustees.

In General — All Share Classes

The Fund reserves the right to change at any time the initial or subsequent investment minimums, to waive the initial or subsequent investment minimums, to withdraw the offering or to reject any purchase in whole or part.

You may purchase shares of the Fund directly through OSI or through a securities broker/dealer or its designated agent, through a bank or other institution having a sales agreement with OSI, or by contacting the Fund’s Transfer Agent, UMB Fund Services, Inc. (“UMBFS”). Some broker/dealers, banks or other institutions may independently impose different minimum investment amounts for purchases by their customers and/or charge for their services in purchasing shares of the Fund.

Your purchase may be made by check, wire, via Automated Clearing House (ACH) through the Oberweis Funds’ Web site, or, if it is a subsequent purchase, through the Automatic Investment Plan. All purchases must be in U.S. dollars. Third-party checks, except those not exceeding $10,000 and payable to an existing shareholder who is an individual (as opposed to, e.g., a corporation or partnership), credit cards and cash will not be accepted.

You may, subject to the approval of the Fund, purchase shares of the Fund in securities that are eligible for purchase by the Fund and that have values that are readily ascertainable in accordance with the Fund’s valuation policies.

Shares of the Fund are offered on a continuous basis. The offering price per share will be the Net Asset Value (“NAV”) per share next determined after the purchase order is received in proper form by UMBFS. Your order will be considered to be in “proper form” if it includes a personal check or wire funds transmission from your account together with a completed Account Application or (in the case of a subsequent purchase) a stub from your Fund account confirmation or a note (described below). (See “Pricing of Fund Shares” for details on the calculation of the current NAV.)

Purchase by Mail

To make an initial purchase by mail, you must complete and sign the Account Application and mail it along with a check made payable to The Oberweis Funds to the following address:

By First Class Mail
The Oberweis Funds
c/o UMB Fund Services, Inc.
P.O. Box 711
Milwaukee, WI 53201-0711

By Overnight Delivery Service or Registered Mail
The Oberweis Funds
c/o UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212

You may make additional investments to an existing account by sending a check to the address above along with either the stub from your Fund account confirmation or a note indicating the amount of the purchase, name of the Fund and Class, your account number, and the name(s) in which your account is registered.

Purchase by Wire

If you plan to purchase your initial shares by wire, UMBFS must have received a completed Account Application and issued an account number to you to credit for the wire. Federal funds are to be wired according to the following instructions:

UMB Bank, N.A.
ABA # 101000695
For credit to The Oberweis Funds
AC # 9871062287
For further credit to:
Shareholder Account Number
Name(s) of the Shareholder(s)
SSN or TIN
Name of the Fund and Class to be purchased

You may make additional investments to your account by wire by just contacting your financial institution with the wire instructions. You will need to notify UMBFS at 800-245-7311 before or shortly after your wire has been sent.

Your financial institution may charge you a fee for sending the wire. Neither the Fund nor UMB Bank, N.A. (“UMB Bank”) will be responsible for the consequences of delays, including delays in the bank or Federal Reserve wire systems.

Online Purchases — Investor Class Shares Only

You may establish a new account and make your initial purchase by visiting The Oberweis Funds’ Web site (oberweisfunds.com) and filling out and electronically submitting the online new account application. Accounts established online are automatically eligible for subsequent online transaction privileges. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions.

Online Purchases — All Share Classes

Accounts not established online can also purchase subsequent shares in an existing account through The Oberweis Funds’ Web site (oberweisfunds.com). To establish online transaction privileges, you must enroll through the Web site. You automatically have the ability to establish online transaction privileges unless you decline them on your Account Application or by calling 800-245-7311. For important information on this feature, see “Transactions through The Oberweis Funds’ Web Site.”

How to Redeem Shares

In General

You may redeem shares of the Fund by mail, by telephone, through The Oberweis Funds’ Web site or through your own securities broker/dealer or its designated agent, or bank or other institution that is recorded for such account, if any (see “How to Purchase Shares”). Because of fluctuations in the value of the Fund, the NAV of shares redeemed may be more or less than your cost. Some broker/dealers, banks or other institutions may charge you a fee for redeeming shares of the Fund.

Redemption proceeds are normally sent on the business day following the day the redemption request is received with all required documents in proper form but may be delayed up to seven days. However, if you sell shares you recently purchased with a check, please note that if UMBFS has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to 10 days. This procedure is intended to protect the Fund and its shareholders from loss. You may request to have your redemption check sent by overnight courier to the address of record. If this is desired, a $15 fee will be deducted from the proceeds of the transaction.

Although it is the Fund’s policy to make payment of redemption proceeds in cash, if the Fund’s Trustees determine it to be appropriate, and subject to certain limitations, the Fund may redeem shares by a distribution in kind to you of securities held by the Fund. Redemptions in kind are subject to federal income tax in the same manner as when redemption proceeds are paid in cash.

Account Minimums

The Fund reserves the right to redeem the shares in your account if its total value falls below $1,000 (below $500 for tax-advantaged retirement plans) for Investor Class shares or below $1,000,000 for Institutional Class shares as a result of a redemption. The Fund will allow you 60 days to make additional investments before the redemption is processed. Predecessor Fund Shares will not be subject to the Institutional Class shares’ account minimums described above.

Redemption by Mail

You may redeem shares by mailing a signed request for redemption that includes the account name and number and the number of shares or dollar amount to be redeemed and the name of the Fund and Class. Your request must be sent to The Oberweis Funds, c/o UMB Fund Services, Inc., P.O. Box 711, Milwaukee, WI 53201-0711. For overnight delivery service or registered mail send to The Oberweis Funds c/o UMB Fund Services, Inc., 235 W. Galena Street, Milwaukee, WI 53212. Some redemption requests may require Medallion signature guarantees (see “Medallion Signature Guarantees and Other Documentation”). In the case of joint ownership, all owners must sign the redemption request and all owners must sign any endorsement of share certificates. Additional documents may be required for redemption of shares held by estates, trusts, guardianships, corporations, partnerships and other shareholders who are not individuals.

Redemption by Telephone

You automatically are granted telephone transaction privileges unless you decline them on your Account Application. With telephone transaction privileges, you may redeem your Fund shares by telephoning UMBFS at 800-245-7311. Pursuant to the telephone transaction program, you must authorize UMBFS to rely upon telephone instructions from anyone to redeem the specified number of shares or dollar amount and to transfer the proceeds according to your pre-designated instructions. UMBFS uses procedures reasonably designed to confirm that instructions communicated by telephone are genuine. UMBFS requires certain identifying information prior to acting upon instructions, records all telephone instructions and then sends confirmation of the transaction. As long as these procedures are reasonably followed, neither the Fund nor UMBFS would be liable for any losses from instructions communicated by telephone even if they are unauthorized or fraudulent.

Redemption proceeds will be mailed to the shareholder of record in the form of a check. The proceeds may also be transferred to the shareholder’s designated bank using electronic funds transferred via the Automated Clearing House (“ACH”), or, at the shareholder’s request, via wire transfer. Funds transferred via ACH will normally be transmitted on the business day following the telephone redemption request but may be delayed up to seven days following the telephone redemption request. There is no charge for transfers via ACH.

Funds transferred via wire transfer will normally be transmitted on the next business day following the request. There is a $15 fee for each wire redemption. Your bank may also charge additional fees for receiving a wire transfer. Checks issued by mail in response to a telephone redemption request can be issued only up to $50,000 to the registered owner(s) (who must be individuals) at the address of record which must have been on file for 30 days.

Online Redemptions (Investor Class Shares Only)

You may redeem shares through The Oberweis Funds’ Web site at oberweisfunds.com. To establish online transaction privileges, you must enroll through the Web site. You automatically have the ability to establish online transaction privileges unless you decline them on your Account Application or by calling 800-245-7311. For important information on this feature, see “Transactions through The Oberweis Funds’ Web Site.”

Medallion Signature Guarantees and Other Documentation

If redemption proceeds are $50,000 or less and are to be paid to an individual shareholder of record at the address of record, a Medallion signature guarantee is not required (unless there has been an address change within 30 days). All other redemption requests and changes in account application instructions must be guaranteed by a bank, securities broker/dealer, municipal securities broker/dealer, government securities broker/dealer, credit union, member firm of a national securities exchange, registered securities association or clearing agency, and/or savings association. The Fund reserves the right to waive the signature guarantee requirement at any time. A Medallion signature guarantee cannot be provided by a notary public. Please note that you must obtain a Medallion signature guarantee from a participant in the Securities Transfer Association Medallion Program. Approved programs currently include STAMP, SEMP and MSP. If you live outside the United States, a foreign bank properly authorized in your country of residence or a U.S. consulate may be able to authenticate your signature.

When a Medallion signature guarantee is required, the signature of each shareholder of record must be guaranteed. A redemption request from corporate, trust, and partnership accounts, and executors, administrators and guardians must be signed by an appropriately authorized person and include additional documents to verify the authority of the person seeking redemption, such as a certified by-law provision or resolution of the board of directors or trustees of the shareholder and/or a copy of the governing legal instrument. In order to avoid delays in processing redemption requests for these accounts, you should call the Fund at 800-245-7311 before making the redemption request to determine what documents are needed. In addition, any other person requiring information on redemption procedures may call the Fund at 800-245-7311.

Short-Term and Excessive Trading

The Fund is intended for long-term investment purposes only and is not intended to provide investors with a means of speculation on short-term market movements or market timing. The Fund will take reasonable steps to seek to prevent short-term and excessive trading. Short-term and excessive trading into and out of the Fund may present risks to other shareholders, disrupt portfolio investment strategies, increase expenses including trading and administrative costs, and negatively impact investment returns for all shareholders and result in dilution in the value of Fund shares held by shareholders, including long-term shareholders who do not generate these costs. These risks may be more pronounced for the Fund since it invests in securities that may be more difficult to value or are susceptible to pricing arbitrage (e.g., micro-cap, small-cap, thinly traded and foreign securities). In an effort to protect long-term shareholders, the Board of Trustees has adopted policies and procedures that seek to deter short-term and excessive trading. In addition, the Fund reserves the right to reject any purchase request (including exchanges) by any investor or group of investors for any reason without prior notice, including, in particular, if it believes the trading activity in the account(s) would be disruptive to the Fund. For example, the Fund may refuse a purchase order if the portfolio manager believes he would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors. Transactions placed in violation of the Fund’s excessive trading policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund. The Fund also reserves the right to honor certain redemptions, with securities, rather than cash.

The trading history of accounts under common ownership or control within any of The Oberweis Funds may be considered in enforcing this policy. Transactions placed through the same financial intermediary on an omnibus basis may be deemed a part of a group for purposes of this policy and may be rejected in whole or in part by the Fund. However, the Fund cannot always identify or reasonably detect short-term and excessive trading or market timing that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders of the Fund. Transactions accepted by a financial intermediary in violation of the Fund’s excessive trading policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the financial intermediary. There is no assurance that the Fund’s policies will be effective in limiting and deterring short-term and excessive trading or market timing in all circumstances.

Anti-Money Laundering Program

The Fund is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a government agency. The Fund may also be required to reject a purchase payment, block a shareholder’s account and consequently refuse to implement requests for transfers and withdrawals.

Federal law requires the Fund to obtain, verify and record identifying information, which may include the name, street address, taxpayer identification number or other identifying information for shareholders who open an account with the Fund. The Fund may also ask to see a shareholder’s driver’s license or other identifying documents. Applications without this information may not be accepted and orders may not be processed. The Fund reserves the right to place limits on transactions in any account until the identity of the shareholder is verified; to refuse an investment in the Fund or involuntarily redeem a shareholder’s shares and close an account in the event that a shareholder’s identity is not verified; or suspend the payment of withdrawal proceeds if it is deemed necessary to comply with anti-money laundering regulations. The Fund and its agents will not be responsible for any loss resulting from the shareholder’s delay in providing all required identifying information or from closing an account and redeeming a shareholder’s shares when a shareholder’s identity cannot be verified.

Transactions through The Oberweis Funds’ Web Site

Investor Class Shares Only

You may establish a new account and purchase, sell or exchange shares in an existing account of the Fund through The Oberweis Funds’ Web site at oberweisfunds.com. You automatically have the ability to complete transactions on The Oberweis Funds’ Web site unless you decline them on your Application or call 800-245-7311.

In order to conduct online transactions, you must have telephone transaction privileges. To purchase shares online, you must also have ACH instructions on your account because payment for purchases of shares online may be made only through an ACH debit of your bank account. The Fund imposes a limit of $50,000 on purchase, redemption, and exchange transactions through The Oberweis Funds’ Web site.

As discussed below, if there is a delay, malfunction or other inconvenience associated with the Internet or the Web site is unavailable for transactions, you should consider purchasing or redeeming using another method. Provided reasonable security procedures are used, neither the Fund, OAM, OSI or UMBFS will be responsible for any loss, liability or cost expense for following instructions communicated through the Internet, including fraudulent or unauthorized transactions.

All Share Classes

You may check your Fund account balance(s) and historical transactions in an existing account through The Oberweis Funds’ Web site at oberweisfunds.com. You automatically have the ability to view account balances and transactions by enrolling on The Oberweis Funds’ Web site.

You will be required to enter into a user’s agreement through The Oberweis Funds’ Web site in order to enroll for these privileges.

You should be aware that the Internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use The Oberweis Funds’ Web site for transactions is dependent upon the Internet and equipment, software, systems, data and services provided by various vendors and third parties. While the Fund and its service providers have established certain security procedures, the Fund, OAM, OSI and the Fund’s Transfer Agent cannot assure you that inquiries, account information or trading activity will be completely secure.

There also may be delays, malfunctions or other inconveniences associated with the Internet, and times when the Web site is unavailable for transactions or other purposes. Neither the Fund, OAM, OSI or UMBFS will be liable for any such delays, malfunctions, unauthorized interception or access to information.

Pricing of Fund Shares

All purchases, redemptions and exchanges will be processed at the NAV next calculated after your request is received and accepted by the Fund (or the Fund’s agent or authorized designee). NAV per share is computed by dividing the value of the Fund’s net assets (i.e., the value of its assets less liabilities) by the total number of shares then outstanding. A separate NAV is calculated for each share class of the Fund.

The Fund’s investments are valued based on market value or, where quotations are not readily available or are deemed unreliable, on fair value as determined in good faith by the Board of Trustees. Since the Fund invests in equity securities of micro-, small- and mid-cap companies, these circumstances may arise, for instance, when trading in a security is suspended or the trading volume in a security is limited, calling into question the reliability of market quotations. The value of fair valued securities may be different from the last reported sale price (or the last reported bid price), and there is no guarantee that a fair valued security will be sold at the price at which the Fund is carrying the security.

The Fund may use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by a significant event that has occurred between the close of the exchange or market on which the security is principally traded and the close of the New York Stock Exchange (“NYSE”). The Fund’s valuation policies set forth certain triggers which instruct when to use the valuation model. The value assigned to a security by the fair valuation model is a determination of fair value made under the Fund’s valuation policies and under the supervision of the Board of Trustees. In such a case, the Fund’s value for a security is likely to be different from the last quoted price.

Foreign currency exchange rates are determined at the close of trading on the NYSE. Occasionally, events affecting the value of foreign investments occur between the time at which they are determined and the close of trading on the NYSE. Such events would not normally be reflected in a calculation of the Fund’s NAV on that day. If events that materially affect the value of the Fund’s foreign investments occur during such period, the investments will be valued at their fair value as described above.

Foreign securities held by the Fund may be traded on days and at times when the NYSE is closed. Accordingly, the value of the Fund’s investments may be significantly affected on days when shareholders have no access to the Fund. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are translated into U.S.-dollar equivalents at the prevailing market rates.

If your order in proper form is received (see “How to Purchase Shares” and “How to Redeem Shares”) by the Transfer Agent or OSI by the close of trading on the NYSE on a given day (currently 3:00 p.m., Central Time), or by a securities broker/dealer or its designated agent, a bank or other institution having a sales agreement with OSI by the close of trading on the NYSE, Fund shares will be purchased or sold at the next computed NAV. The NAV of the shares of the Fund is computed once daily, as of the later of the close of regular trading on the NYSE or the Chicago Board Options Exchange (“CBOE”), on each day the NYSE is open for trading. For purposes of computing the NAV, all securities in the Fund other than options are priced as of the close of trading on the NYSE. The options in the Fund are priced as of the close of trading on the CBOE.

Shareholder Services

General Information

In addition to the purchase and redemption services described above, the Fund offers its shareholders the special accounts and services described below. You may obtain applications and information about any shareholder services by calling 800-245-7311.

When you make an initial investment in the Fund, a shareholder account is opened for you in accordance with the Fund’s Account Application instructions. After each transaction for your account, you will be sent a confirmation. This includes all deposits, purchases, reinvestments, redemptions, withdrawal payments, and other transactions in your account.

You will be the record owner of all shares in your account with full shareholder rights; the Fund does not issue certificates for its shares. Certain functions performed by the Fund in connection with the operation of the accounts described above will be performed by the Fund’s Transfer Agent, UMBFS.

Exchange Privilege

All or part of Fund shares owned by you may be exchanged for shares of the same class of any other Oberweis Fund offering shares at that time. Be sure to read the prospectus of the other Oberweis Fund into which you are exchanging. Shares will be exchanged for each other based upon their relative net asset values. Exchange requests into another Oberweis Fund are subject to a $1,000 or $1 million minimum for Investor Class and Institutional Class shares (as applicable), respectively. Predecessor Fund Shares will not be subject to the applicable account minimums of the Institutional Class shares of the Fund, but holders of Predecessor Fund Shares will be required to meet account minimums of any other Oberweis Fund into which you are exchanging.

To take advantage of the Exchange Privilege by mail, you must send us a written request that includes your name, your account number, the name of the Fund and Class you currently own, the name of the other Oberweis Fund and Class you wish to exchange into and the dollar amount or number of shares you wish to exchange. Please remember that you cannot place any conditions on your request.

A Medallion signature guarantee is not required, except in some cases where shares are also redeemed for cash at the same time. For information on when you need a Medallion signature guarantee, please see “Redemption by Mail” under “How to Redeem Shares.”

You may also call us at 800-245-7311 unless you have previously notified the Fund in writing not to effect telephone exchanges. Exchanges made over the phone may be made by any person, not just the shareholder of record. Please remember that during unusual market conditions, we may have difficulty in accepting telephone requests, in which case you should mail your request to our address. Please see “Purchase by Mail” for our address.

You may exchange shares through The Oberweis Funds’ Web site at oberweisfunds.com. To establish online transaction privileges, you must enroll through The Oberweis Funds’ Web site. You automatically have the ability to establish online transaction privileges unless you decline them on your Account Application or by calling 800-245-7311. For important information on this feature, see “Transactions through The Oberweis Funds’ Web site.” In addition, you may also be able to make exchanges through certain securities broker/dealers that may charge you a fee for effecting an exchange.

An exchange of shares is considered a sale for federal income tax purposes. You may realize a gain or loss depending upon whether the value of the shares being exchanged is more or less than their adjusted cost basis.

Exchanging shares is available only in states where shares of a particular Oberweis Fund being acquired may legally be sold. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Except as otherwise permitted by applicable regulations, 60 days’ prior written notice of any termination or material change will be provided.

Converting Share Classes in the Fund

When a conversion occurs, you receive shares of one class in place of shares of another class of the Fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the Fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs of the two share classes.

In order to place a conversion request, please call 800-245-7311 or if your shares are held through a financial intermediary, please contact your financial intermediary to place a conversion request. Minimum initial investment requirements for each share class must be met for any amount of shares converted (please see “Shareholder Information” for details). The Fund will not accept your request to cancel any self-directed conversion request once processing has begun. Please be careful when placing a conversion request.

You will generally not recognize any gain or loss for federal income tax purposes as a result of a conversion between share classes of the Fund.

Low Minimum Initial Investment Plan/Automatic Investment Plan (Investor Class Shares Only)

By completing the Automatic Investment Plan section of the Account Application, you may make subsequent investments by authorizing the Fund and UMB Bank N.A., the Fund’s Custodian Bank, to debit your bank account to buy additional shares of the Fund. The minimum initial investment in the Fund is $1,000. However, the Low Minimum Initial Investment Plan allows you to open an account with an initial investment of $100 and subsequent monthly investments of $100 or more for at least a one-year period.

You can make Automatic Investments either monthly or quarterly, on or about the 5th or the 20th of the month, in pre-designated amounts of $100 or more. Funds will be transferred from your designated bank, using electronic funds transferred via ACH. If these dates fall on a weekend or holiday, investments will be made on the next business day. Initial investments may not be made by the Automatic Investment Plan. The Plan is subject to the approval of the shareholder’s bank. You can stop investing through the

Automatic Investment Plan by calling or by sending written notice to the Fund’s Transfer Agent. The notice must be received at least 5 business days prior to the date of your next scheduled automatic purchase. The Automatic Investment Plan is set up as a convenience to the shareholder. If the transaction is returned from your bank as “insufficient funds”, UMBFS will attempt a second draw from the shareholders’ bank. If, at any time, the funds are still insufficient, the Automatic Investment Plan will then be terminated and a $20 NSF fee will be assessed for each attempt made. The proceeds will be drawn from the shareholder’s account at the Fund. Your Automatic Investment Plan will be terminated in the event UMBFS makes two successive mailings that are returned by the U.S. Post Office as undeliverable. If this occurs, you must call or write UMBFS to reinstate your Automatic Investment Plan. Any changes to your banking information upon the Automatic Investment Plan’s reinstatement will require a signature guarantee as discussed above under “Medallion Signature Guarantees and Other Documentation.”

If you cancel the Low Minimum Initial Investment Plan before a one-year period, the Fund reserves the right to redeem your account if the balance is below the minimum investment level, currently $1,000. The Fund reserves the right to terminate or modify the Automatic Investment Plan at any time. See the Account Application for additional details.

Systematic Withdrawal Plan (Investor Class Shares Only)

If you own Fund shares with a current NAV of at least $10,000, you may establish a Systematic Withdrawal Plan. By using this plan, you may have withdrawn from your account a fixed sum that will be paid to you or a pre-designated third party at regular intervals. If your Systematic Withdrawal Plan date falls on a weekend or holiday, the proceeds will be withdrawn from your account on the next business day. See the Account Application for additional details.

Tax-Advantaged Retirement Plan Accounts (Investor Class Shares Only)

The Fund’s shares may be purchased as investments in Individual Retirement Accounts (“IRAs”) such as Traditional IRAs, Roth IRAs, Rollover IRAs and Simplified Employee Pension Plans (known as SEP-IRAs), Coverdell Education Savings Accounts, and other tax-advantaged retirement plans, such as 401(k) Plans, and 403(b)(7) Plans. Investing in a Fund’s shares must be done according to the conditions of the IRA and/or other retirement plan agreements. You should contact your Plan custodians to determine the eligibility of the Fund’s shares as IRA or retirement plan investments.

You may use the Fund’s Custodian Bank to establish certain types of retirement plan accounts, including IRAs and SEP-IRAs in order to purchase shares of the Fund with your retirement funds. Further details, including fees and charges imposed by the Custodian Bank, are set forth in the Custodian’s information material (account agreement, application, and disclosure statement) which is available from the Fund.

Privacy Notice

This notice describes the privacy practices followed by The Oberweis Funds.

Shareholder privacy is a top priority. The Oberweis Funds’ policy is to respect the privacy of current and former shareholders and to protect personal information entrusted to it. The Oberweis Funds do not share any nonpublic personal information of shareholders or former shareholders with any nonaffiliated third parties, except as permitted by law or as authorized by the shareholders.

In the course of providing products and services to you, The Oberweis Funds collect nonpublic personal information about you from various sources such as account applications or agreements, other account forms, transactions in your account, and from information captured on The Oberweis Funds’ Web site. Such information may include your name, address, account or tax identification number, the types and amounts of investments, and bank account information.

In the normal course of serving shareholders, information The Oberweis Funds collect may be shared with companies that perform various services such as custodians, transfer agents, and broker-dealers. The Oberweis Funds may share information in connection with servicing accounts or to inform shareholders of products and services that it believes may be of interest to shareholders. The organizations that receive shareholder information will use that information only for the services required and as allowed by applicable law or regulation, and are not permitted to share or use this information for any other purposes.

Access to customers’ nonpublic personal information is restricted to employees who need to access that information. The Oberweis Funds use industry standard physical, electronic, and procedural safeguards to protect shareholder information. A shareholder’s right to privacy extends to all forms of contact with The Oberweis Funds, including telephone, written correspondence, and electronic media, such as the Internet.

For questions concerning this policy, please write or call The Oberweis Funds.

DISTRIBUTIONS AND TAXES

Taxation of the Fund

The Fund has elected to be treated, has qualified and intends to continue to qualify as a regulated investment company for federal income tax purposes. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains that it distributes to you.

Taxation of Shareholders

To avoid taxation, the Internal Revenue Code of 1986, as amended (the “Code”), requires that the Fund distribute its net investment income and any net capital gains realized on its investments annually. The Fund’s income from certain dividends, interest and any net realized short-term capital gains are paid to shareholders as dividends. The Fund’s income from certain qualifying dividends, that are designated as such by the Fund, will be paid to shareholders as “qualified dividend income,” provided certain holding period and other requirements are satisfied by the Fund and shareholder. Net realized long-term capital gains are paid to shareholders as capital gains distributions. The dividends and capital gain distributions are normally declared and paid in December.

Except for those shareholders exempt from federal income taxation or investing through a tax-advantaged account, dividends and capital gain distributions will be taxable to shareholders, whether paid in cash or reinvested in additional shares of the Fund. You will be notified annually as to the federal income tax status of dividends and capital gains distributions. Such dividends and distributions may also be subject to state and local taxes.

Long-term capital gain distributions (generally relating to assets held by the Fund for more than 12 months) are taxable to shareholders as long-term capital gain regardless of how long you have held shares of the Fund. For federal income tax purposes, long-term capital gain distributions made to individual shareholders are currently taxed at rates up to 20%. Dividends representing certain net investment income and net realized short-term capital gains are taxed as ordinary income at federal income tax rates up to 37% for individuals. Dividends representing “qualified dividend income” received by individual and other noncorporate shareholders are currently taxed at federal income tax rates up to 20%. Dividends from foreign corporations are not treated as “qualified dividend income” if the foreign corporation is not incorporated in a possession of the United States or is not eligible for the benefits of a comprehensive income tax treaty with the United States (unless the foreign corporation stock is readily tradable on an established securities market in the United States) or if the foreign corporation is a passive foreign investment company or surrogate foreign corporation. Any dividends and distributions declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated for federal income tax purposes as paid on December 31 of the calendar year in which they are declared.

Dividends and capital gains distributions are automatically reinvested in additional shares of the Fund, unless you elect to receive them in cash. A cash election remains in effect until you notify the Transfer Agent by calling or writing to discontinue such election.

If you redeem or exchange shares of the Fund (other than shares held in a tax-advantaged account), it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you redeem or exchange, you may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year. If you held your shares for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss. You may be limited in your ability to use capital losses.

An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Distribution to Retirement Plans

Fund distributions received by your qualified retirement plan, such as a 401(k) Plan or IRA, are generally tax deferred. This means that you are not required to report Fund distributions on your federal income tax return, but, rather, when your plan makes payments to you. Special rules apply to payments from Roth IRAs and Coverdell education savings accounts (formerly called Education IRAs).

How Distributions Affect the Fund’s NAV

Distributions are paid to shareholders as of the record date of a distribution of the Fund. Dividends and capital gains awaiting distribution are included in the Fund’s daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. You should be aware that distributions from a mutual fund are not value-enhancing and may create income tax obligations.

“Buying a Dividend”

If you purchase shares of the Fund shortly before a distribution, you will pay the full price for the shares and may receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.” Of course, the Fund’s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the Fund has a negative return.

Unless your account is set up as a tax-advantaged account, dividends paid to you will be included in your gross income for federal income tax purposes, even though you may not have participated in the increase in NAV of the Fund and whether or not you reinvested the dividends.

Backup Withholding

When you open an account, Internal Revenue Service (“IRS”) regulations require that you provide your taxpayer identification number (“TIN”), certify that it is correct, and certify that you are not subject to backup withholding under IRS rules. If you fail to provide your TIN or the proper tax certifications, the Fund is required to withhold 24% of all the distributions (including dividends and capital gain distributions) and redemption proceeds paid to you. The Fund is also required to begin backup withholding on your account if the IRS instructs it to do so. Amounts withheld may be applied to your federal income tax liability and you may obtain a refund from the IRS if withholding results in overpayment of taxes for such year.

Foreign Taxes

Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to tax withholding or other foreign taxes. If applicable, the Fund may from year to year make the election permitted under section 853 of the Code to pass through such taxes to shareholders. In such event, shareholders will be required to treat as part of the amounts distributed to them, their pro rata portion of such taxes, and may claim a credit or deduction for such taxes, subject in each case to certain limitations contained in the Code. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

You are advised to consult your own tax adviser as to the federal, state, local and/or foreign tax consequences of owning shares of the Fund with respect to your specific circumstances.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance for the Institutional Class shares of the Fund for the periods shown. The financial performance for Investor Class shares is not shown because the Investor Class shares of the Fund commenced operations on May 1, 2018 and thus have no operating history. The total returns in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been derived from financial statements, except where noted below, audited by [____________], whose report, along with the Fund’s financial statements, is included in the Annual Report, which is available upon request and incorporated by reference in the Statement of Additional Information. The financial highlights for the Fund for the fiscal years ended June 30, 2017, 2016, and 2015 were audited by another independent registered public accounting firm.

Oberweis Small Cap Value Fund — Institutional Class

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Six Months Ended December 31, 2017[a]		Year Ended June 30,
			2017	2016	2015
Net asset value at beginning of period	$21.63		$18.28	$19.35	$20.00
Income (Loss) from Investment Operations:
Net investment income[b]	.10		.24	.24	.25
Net realized and unrealized gains (losses) on investments	1.13		3.33	(.88)	(.54)
Total from investment operations	1.23		3.57	(.64)	(.29)
Redemption Fees[b]	—		—	—	—
Less dividends and distributions:
Distribution from net realized gains on investments	(.15)		(.21)	(.13)	(.14)
Dividends from net investment income	(1.08)		(.01)	(.30)	(.22)
Total dividends and distributions	(1.23)		(.22)	(.43)	(.36)
Net asset value at end of period	$21.63		$21.63	$18.28	$19.35
Total Return (%)	9.64	[d]	19.50	(3.08)	(1.43)
Ratio/Supplemental Data:
Net Assets at end of period (in thousands)	$41,138		$34,548	$29,642	$29,536
Ratio of gross expenses to average net assets (%)	1.35	[e]	2.00	2.03	2.01
Ratio of net expenses to average net assets (%)[c]	1.30	[e]	1.30	1.30	1.30
Ratio of net investment loss to average net assets (%)	1.16	[e]	1.15	1.37	1.26
Portfolio turnover rate (%)	18	[f]	76	62	70

Notes:

a For the period from October 1, 2017 (commencement of operations) through December 31, 2017.

b The net investment loss per share data and the redemption fee data were determined using average shares outstanding during the period.

c The ratios in this row reflect the impact, if any, of expense offset arrangements.

d Calendar year performance for 2017 represents synthetic returns.

e Annualized.

f Not annualized.

GENERAL INFORMATION

All inquiries regarding shareholder accounts may be directed to The Oberweis Funds, c/o UMB Fund Services, Inc., P.O. Box 711, Milwaukee, WI 53201-0711 or 800-245-7311. All other inquiries regarding the Fund should be directed to The Oberweis Funds at 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532.

You can obtain additional information about the Fund. The Fund’s SAI includes more detailed information about the Fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

For a free copy of any of these documents or to request other information or ask questions about the Fund, call The Oberweis Funds at 800-323-6166 or visit The Oberweis Funds’ Web site at oberweisfunds.com.

The SAI, the Fund’s annual and semi-annual reports and other related materials will be available on the SEC’s Internet Web Site (http://www.sec.gov). You can obtain copies of this information upon paying a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, 100 F Street NE, Room 1850, Washington, D.C. 20549. You can also review and copy information about the Fund, including the Fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 202-551-8090 for information on the operation of the SEC’s Public Reference Room.

Investment Adviser/Manager

Oberweis Asset Management, Inc.
3333 Warrenville Road, Suite 500
Lisle, Illinois 60532
800-323-6166

Distributor/Shareholder Service
Agent

Oberweis Securities, Inc.
3333 Warrenville Road, Suite 500
Lisle, Illinois 60532
630-577-2300

Transfer Agent

UMB Fund Services, Inc.
800-245-7311

Custodian

UMB Bank, N.A.

Counsel

Vedder Price P.C.

Investment Company Act of 1940,
File Number, 811-04854

oberweisfunds.com

800-323-6166
630-577-2300

Shareholder Services
800-245-7311

THE OBERWEIS FUNDS
3333 WARRENVILLE ROAD, SUITE 500
LISLE, ILLINOIS 60532
(800) 323-6166

Oberweis Small-Cap Value Fund
(the “Fund”)

Investor Class ([TICKER])
Institutional Class (OBVLX)

This Statement of Additional Information (“SAI”) pertains to the Fund listed above, which is a separate series of The Oberweis Funds (the “Trust”), a Massachusetts business trust.

The SAI is not a Prospectus and should be read in conjunction with the Fund’s Prospectus dated May 1, 2018, which is incorporated by reference into this SAI and may be obtained from the Trust at the above address or phone number. This SAI contains additional and more detailed information about the Fund’s operations and activities than the Prospectus.

The date of this Statement of Additional Information is May 1, 2018.

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The following information supplements the discussion of the Fund’s investment objective and policies discussed in the Fund’s Prospectus.

HISTORY OF THE FUND

Before the Fund commenced operations, the assets of the Cozad Small Cap Value Fund (the “Predecessor Fund”) were acquired by the Fund in a tax-free reorganization as set forth in an agreement and plan of reorganization (the “Reorganization”) between the Trust, on behalf of the Fund, and Northern Lights Fund Trust III, on behalf of the Predecessor Fund. The Reorganization occurred on October 2, 2017. As a result of the Reorganization, the performance and accounting history of the Predecessor Fund were assumed by the Fund.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is capital appreciation. The Fund seeks to achieve its objective by making intermediate and long-term investments in domestic, publicly-traded equity securities of small capitalization companies. The investment objective of the Fund is fundamental and, like all fundamental policies of the Fund, cannot be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. As used in this SAI, “a majority of the outstanding voting securities” of the Fund means the lesser of (1) the holders of more than 50% of the outstanding shares of the Fund, or (2) the holders of more than 67% of the shares of the Fund present if more than 50% of the outstanding shares of the Fund are present at a meeting in person or by proxy.

Investment Restrictions

The policies set forth below are fundamental policies of the Fund and may not be changed without approval of a majority of the Fund’s outstanding shares. The Fund may not:

1. purchase or sell physical commodities unless acquired as a result of ownership of securities or other instrument; however, this restriction shall not prevent the Fund from engaging in transactions involving futures contracts, options or other derivative instruments, or investing in securities that are secured by physical commodities;

2. purchase or sell real estate unless the real estate is acquired as a result of ownership of securities or other instrument; and provided that this restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interest therein;

3. issue senior securities, except as the Investment Company Act of 1940, any rule or order thereunder, or SEC staff interpretation thereof may permit;

4. concentrate its investments in any one industry, except that the Fund may invest up to 25% of its total assets in any one industry;

5. make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, and investing in loans, including assignments and participation interests;

6. borrow money, except as the Investment Company Act of 1940, any rule or order thereunder, or SEC staff interpretation thereof may permit; or

7. underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition, or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

The policies set forth below may be changed by the Trust’s Board of Trustees without shareholder approval, all such changes being subject to applicable law. The Fund may not:

1. invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities;

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2. sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission or its staff and provided that transactions in futures contracts or other derivative instruments are not deemed to constitute selling securities short; or

3. purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of such restriction nor will a disposition of any securities be required.

Other Restrictions

Other investment restrictions are set forth in the Fund’s Prospectus and elsewhere in this SAI.

Investment Strategies and Risks

The following information supplements the discussion of the Fund’s risk factors, discussed in the Fund’s Prospectus.

Cash Position.  As discussed in the Prospectus, when Oberweis Asset Management, Inc. (“OAM”) believes that market conditions are unfavorable for profitable investing, or when it is otherwise unable to locate attractive investment opportunities, the Fund’s cash or other similar investments may increase. Securities that the Fund may invest in as a means of receiving a return on idle cash include U.S. government obligations, certificates of deposit, commercial paper (rated prime 3 or better by Moody’s Investor Services, Inc., (“Moody’s”) or the equivalent), corporate debt securities (rated A or better by Moody’s or Standard & Poor’s Corporation) and repurchase agreements.

Repurchase Agreements.  The Fund may enter into so-called “repurchase agreements,” whereby it purchases a security and the seller (a qualified bank or securities dealer) simultaneously commits to repurchase that security at a certain date at an agreed upon price, plus an agreed upon market rate of interest that is unrelated to the coupon rate or date of maturity of the security. This technique offers a method of earning income on idle cash. In these transactions, the securities purchased by the Fund have, at all times, a total value in excess of the value of the repurchase agreement and are held by the Trust’s custodian bank until repurchased. Certain costs may be incurred by the Fund in connection with the sale of the securities purchased by it if the seller does not repurchase them in accordance with the repurchase agreement. OAM will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements and will monitor the value of the underlying securities to ensure that additional securities are deposited by the seller if the value of the securities purchased decreases below the resale price at any time. Under the Investment Company Act of 1940 (the “1940 Act”), repurchase agreements may be considered loans by the Fund.

Options.  Selling (or Writing) Covered Call Options — The Fund may write (sell) covered call options on its portfolio securities, the aggregate market value of which underlying securities is limited to 50% of the Fund’s net assets. A call option gives the buyer (holder) the right to purchase the underlying security at a specified price (the “exercise price”) within a certain time period. Where the writer (seller) of the option, in this case the Fund, already owns the underlying security, the call option is considered to be “covered.” The Fund will receive a premium, which is the market value of the option, when it writes (sells) a call option. The premium provides a partial hedge (protection) against declining prices and enables the Fund to generate a higher return during periods when OAM does not expect the underlying security to make any major price moves in the near future but still deems the underlying security to be, over the long term, an attractive investment for the Fund. In determining whether to write (sell) a covered call option on one of the Fund’s securities, OAM will consider the reasonableness of the anticipated premium in relation to the anticipated increase in market value of the underlying security over the option period. Although the writing (selling) of covered call options is believed by OAM to be a conservative investment technique that involves relatively little risk, risks involved in writing (selling) a covered call option include the possible inability to effect closing transactions at favorable prices and the inability to participate in any appreciation of the underlying security

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above the exercise price plus premium. The Fund may also be exposed to a possible price decrease in the underlying security that might otherwise have been sold while the Fund continues to hold such underlying security during the option period, although any such loss during such period would be reduced by the amount of the premium received. The Fund does not consider a security covered by a call to be “pledged” as that term is used in the Fund’s investment policy limiting the pledging or mortgaging of its assets.

Buying Put and Call Options — The Fund may also invest up to 5% of its assets in the purchase of put and call options, primarily to minimize principal fluctuations. The Fund may enter into closing transactions, exercise their options or permit them to expire. The risks involved in purchasing put or call options include the possible loss of the premium.

The Fund may purchase put options on an underlying security owned by them. As the holder of a put option, the Fund would have the right to sell the underlying security at the exercise price at any time during the term of the option. While the Fund will not purchase options for leverage purposes, it may purchase put options for defensive purposes in order to protect against an anticipated decline (usually short-term) in the value of its securities. Such hedge protection is provided only during the life of the put option and only when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any additional decline in the security’s market price. For example, a put option may be purchased in order to protect unrealized appreciation of a security where the Fund deems it desirable to continue to hold the security. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security is eventually sold.

Except as discussed below with respect to options on stock indices, the Fund has no current intention of purchasing put options at a time when the Fund does not own the underlying security; however, it reserves the right to do so. By purchasing put options on a security it does not own, the Fund would seek to benefit from a decline in the market price of the underlying security. If such a put option is not sold when it has remaining value, and if the market of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund would lose its entire investment in the put option (i.e., the entire premium paid by the Fund). In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

The Fund may also repurchase call options previously written on underlying securities it already owns in order to preserve unrealized gains.

The Fund may also purchase call and put options on stock indices (“stock index options”) for the purpose, in part, of partially hedging against the risk of unfavorable price movements adversely affecting the Fund’s securities or securities the Fund intends to buy and the Fund may sell stock index options in related closing transactions.

The principal uses of stock index options would be to provide a partial hedge for a portion of the Fund’s investment securities, and to offer a cash management tool. Purchasing stock index options could provide an efficient way to implement a partial decrease in portfolio market exposure in response to changing market conditions. Although techniques other than the purchase of options could be used to hedge the Fund’s investments, the Fund may be able to hedge its exposure more effectively, and perhaps at a lower cost, through the use of stock index options.

The Fund proposes to invest only in stock index options for which the underlying index is a broad market index such as the Standard & Poor’s Index, the Major Market Index, or the Russell 2000 Index. The Fund would propose to purchase broad stock index options only if they are listed on a national securities exchange and traded, in the opinion of the Fund’s investment adviser, with some significant volume.

The Fund will not enter into a stock index option if, as a result thereof, more than five percent (5%) of the Fund’s total assets (taken at market value at the time of entering into the contract) would be committed to options, whether options on individual securities or options on stock indices.

There are several risks in connection with the Fund’s use of stock index options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the stock index options and

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movements in the prices of securities held by the Fund. Successful use of stock index options by the Fund for hedging purposes is also subject to the Fund’s adviser’s ability to correctly predict movements in the direction of the market. In addition, due to market distortions, the price movements of the stock index options might not correlate perfectly with price movements in the underlying stock index. Increased participation by speculators in the options market might also cause temporary price distortions.

The ability to establish and close out positions on options will be subject to the liquidity of the index options market. Absence of a liquid market on an exchange may be due to: (i) insufficient trading interest in certain options; (ii) restrictions imposed by an exchange on opening transactions or closing transactions, or both; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options, or underlying securities; (iv) unusual or unforeseen circumstances, such as severe stock market fluctuations, interrupting normal exchange operations; (v) inadequacy of an exchange’s or a clearing corporation’s facilities to handle increased trading volume; or (vi) discontinuance of the trading of options (or a particular class or series of options) by an exchange, for economic or other reasons. Higher than anticipated trading activity or other unforeseen events also could cause an exchange or clearing corporation to institute special procedures which may interfere with the timely execution of customers’ orders.

Stock index options may be closed out only on an exchange which provides a market for such options. For example, OEX stock index options currently can be purchased or sold only on the Chicago Board Options Exchange (“CBOE”). Although the Fund intends to purchase or sell stock index options only on exchanges where there appear to be active markets, there is no assurance that a liquid market will exist for any particular options contract at any particular time. In such event, it might not be possible to close a stock index option position.

Warrants.  The Fund may invest no more than 5% of its total assets in warrants, and of that amount, no more than 2% of total assets may be invested in warrants that are listed on neither the New York Stock Exchange nor the American Stock Exchange. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Real Estate Investment Trusts.  The Fund may invest in real estate investment trusts (“REITs”). REITs are subject to volatility from risks associated with investments in real estate and investments dependent on income from real estate, such as fluctuating demand for real estate and sensitivity to adverse economic conditions. In addition, the failure of a REIT to continue to qualify as a REIT for federal income tax purposes would have an adverse effect upon the value of the Fund’s investment in that REIT. Each Fund may invest no more than 10% of its total assets in REITs. The Fund does not currently intend, however, to invest in REITs to the extent that more than 5% of its total assets will be invested in REITs during the current year.

Short Sales.  The Fund may make short sales against the box. A short sale “against the box” is a short sale in which the Fund owns at least an equal amount of the securities sold short or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and at least equal in amount to, the securities sold short. The Fund does not currently intend to engage in short sales to the extent that more than 5% of its net assets will be held as collateral therefor during the current year.

The Fund may make short sales if it “covers” the securities sold short with cash or other liquid securities.

Convertible Securities and Preferred Stocks.  The Fund may invest in convertible securities and preferred stocks. There are no restrictions on the credit quality of the convertible securities and preferred stocks in which the Fund may invest and the Fund may invest in convertible securities and preferred stocks that are not rated or that are below investment grade.

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A convertible security is a fixed-income security (a debt instrument or a preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Arbitrage.  The Fund has no current intention to engage in arbitrage (meaning the simultaneous purchase and sale of the same security in different markets but not on the purchase of call and put options on stock indices).

Cyber Security Risk.  Investment companies such as the Fund and its service providers may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber security attacks affecting the Fund or its adviser, custodian, transfer agent or other third party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such issuers to lose value.

Portfolio Turnover.  OAM buys and sells securities for the Fund to accomplish its investment objective. The frequency of portfolio transactions, the Fund’s turnover rate, will vary from year to year depending on market conditions. A higher portfolio turnover rate (over 100%) may cause the Fund to pay higher transaction expenses, including more commissions and markups and also may result in quicker recognition of capital gains, resulting in more capital gains distributions, including net short-term capital gain distributions, which are taxable to Shareholders as ordinary income.

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MANAGEMENT OF THE TRUST

The Trustees and Officers of the Trust, their ages and their principal occupations during the past five (5) years, their affiliations, if any, with OAM or Oberweis Securities, Inc. (“OSI”) and other significant affiliations are set forth below. The address of each Trustee and Officer is 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532.

Trustees of the Trust

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Non-Interested Trustees
Katherine Smith Dedrick (61)	Trustee	Trustee since November, 2004(1)	President, Smith-Dedrick Properties, Inc., December, 2016 to present; President — KSD Law PC, September, 2015 to present; President — KSD Global Consulting, Inc., August, 2015 to present; Executive Committee Member, Risk Worldwide NZ Ltd., 2011 to March, 2016; President — Aggressive Publishing, Inc., 2010 to present; Partner — Childress Duffy, Ltd, April, 2007 to August, 2015; Member — Risk Worldwide LLC, 2007 to 2016.	8	None
Gary D. McDaniel (70)	Trustee	Trustee since April, 2004(1)	Independent Consultant; Chairman and CEO, Star Packaging, 2012 to 2013; Senior Vice President/General Manager of Exopack Holding Corp. 2008-2010.	8	None
James G. Schmidt (71)	Trustee	Trustee since December, 2003(1)	Senior Vice President and Chief Financial Officer — Federal Heath Sign Co., May, 2003 to present.	8	None
Interested Trustee
James D. Oberweis (71)	Trustee(2)	Trustee since July, 1986(1)	Illinois State Senator, January 2013 to present; Chairman of the Board — Oberweis Dairy, Inc.; Chairman of the Board — Diamond Marketing Solutions, November 2009 to January 2014.	8	None

(1)	Unless otherwise noted, each trustee shall serve as a trustee of the Trust until the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such trustee or a successor to such trustee, and until the election and qualification of his successor, if any, elected at such a meeting, or until such trustee sooner dies, resigns, retires or is removed.
(2)	James D. Oberweis is an interested trustee of the Trust since he is a shareholder of OAM, the Funds’ investment adviser. James D. Oberweis is the father of James W. Oberweis, President and Portfolio Manager of the Trust and President of OAM and OSI.

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Officers of the Trust

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
James W. Oberweis (44)	President	Officer Since August, 1996(1)	Chairman, February, 2008 to present, President and Director — Oberweis Asset Management, Inc., September, 2001 to present and Portfolio Manager from December, 1995 to present (held other officer positions from 1995-September, 2001); President and Director — Oberweis Securities, Inc., September, 1996 to present; Chairman — Oberweis Asset Management (Asia) Limited, March, 2007 to present; Chairman — Oberweis Asset Management UK Limited, July, 2014 to present.

				Not Applicable	Not Applicable
Patrick B. Joyce (58)	Executive Vice President, Treasurer and Chief Compliance Officer	Officer since October, 1994(1)	Executive Vice President, Secretary, Chief Compliance Officer and Director — Oberweis Asset Management, Inc., September, 1994 to present; Executive Vice President and Director — Oberweis Securities, Inc., September, 1996 to present; Director — Oberweis Asset Management (Asia) Limited, March, 2007 to present; Director — Oberweis Asset Management UK Limited, July, 2014 to present.

				Not Applicable	Not Applicable
David I. Covas (43)	Vice President	Officer since August, 2004(1)	Vice President — Oberweis Asset Management, Inc., September, 2003 to present; Vice-President — Oberweis Securities, Inc., January, 2004 to present; Registered Representative, July, 1997 to present.	Not Applicable	Not Applicable
Kenneth S. Farsalas (47)	Vice President	Officer since August, 2009(1)	Director of US Equities, January 2008 to Present, Vice President and Portfolio Manager, November 2004 to present — Oberweis Asset Management, Inc.	Not Applicable	Not Applicable
Eric V. Hannemann (44)	Secretary	Officer since August, 2005(1)	Vice President of Accounting — Oberweis Asset Management, Inc., and Oberweis Securities, Inc., June, 2004 to present.	Not Applicable	Not Applicable

(1)	Officers are elected annually by the Board of Trustees.

Officers’ Roles with OSI, the Trust’s Principal Distributor

James W. Oberweis	President and Director
Patrick B. Joyce	Executive Vice President, Director and Chief Financial Officer
David I. Covas	Vice President
Eric V. Hannemann	Vice President of Accounting

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Trustee Experience and Qualifications

The following is a summary of the experience, qualifications, attributes and skills of each trustee that support the conclusion, as of the date of this SAI, that each trustee should serve as a trustee in light of the Trust’s business and structure. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission (the “SEC”), do not constitute holding out of the Board or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Katherine Smith Dedrick.  Ms. Smith Dedrick has been a trustee of the Trust since November 2004. She is a practicing attorney and has been the President of Smith-Dedrick Properties, Inc., KSD Law PC and KSD Global Consulting, Inc. since December 2016, September 2015 and August 2015, respectively. She was a partner with Childress Duffy, Ltd. from April 2007 to August 2015, had been a member of Risk Worldwide LLC from 2007 to 2016, and had been an Executive Committee member of Risk Worldwide NZ Ltd. from 2011 to March 2016. She has also been the President of Aggressive Publishing, Inc. since 2010. She was previously a partner with Levenfeld Pearlstein, LLC from January 2005 to April 2007 and a partner with Hinshaw & Culbertson from 1985 to January 2005. In addition to her law degree, Ms. Smith Dedrick has an MBA from the University of Chicago.

Gary D. McDaniel.  Mr. McDaniel has served as a trustee of the Trust since April 2004 and from 1986 to 1991. He was Senior Vice President/General Manager of Exopack Holding Corp. from 2008 to 2010 and Vice President/General Manager of the Flexible Packaging Group of Smurfit Stone Container from March 1988 to 2007 and Chairman of the Flexible Packaging Association in 1998. He served on the Board of Oliver-Tolas Products, LLC from January 2007 to December 2014, Charter NEX Performance Films, LLC from January 2010 to December 2014 and was the Chairman and CEO of Star Packaging Corp. from December 2012 to December 2013. He also has a MBA from the University of Chicago.

James D. Oberweis.  Mr. Oberweis has been a trustee of the Trust since July 1986. He previously served as portfolio manager of the Domestic Funds and in various officer roles with the Trust. He is an owner and the Chairman of the Board of Oberweis Dairy, Inc. Mr. Oberweis is the founder of the Adviser and served as director from September 1994 to February 2008 and as its Chairman from September 2001 to February 2008 and in various other roles since the firm’s inception. Mr. Oberweis previously wrote a newsletter on emerging growth companies and was the creator of The Oberweis Octagon. He is currently an Illinois state senator. He also serves on the board of the Oberweis Foundation. He previously served as Chairman of the Board of Diamond Marketing Solutions from November 2009 to January 2014 and on the boards of Colborne Foodbotics and Third Millennium (a family real estate partnership). He also has a MBA from the University of Chicago.

James G. Schmidt.  Mr. Schmidt has served as a trustee of the Trust since December 2003 and from 1988 to 1991 and as Chairman of the Audit Committee since February 2004. He has been Senior Vice President and Chief Financial Officer of Federal Heath Sign Co. since May 2003. He was previously Vice President Finance of the Federal Sign Division of Federal Signal from 1991 to 2003, Vice President Finance of Roney-Oatman from 1989 to 1991 and Vice President-Finance of The Interlake Corporation from 1986 to 1989. The Board of the Trust has determined that Mr. Schmidt is an “audit committee financial expert” as defined by the SEC. He also has a MBA from the University of Chicago.

Board Structure

The Trust’s Board of Trustees manages the business affairs of the Trust. The trustees establish policies and review and approve contracts and their continuance. The trustees regularly request and/or receive reports from the Adviser, the Trust’s other service providers and the Trust’s Chief Compliance Officer. The Board is comprised of four trustees, three of whom are independent trustees. Although the trustees have not appointed a chairperson from among them, Mr. Oberweis, an interested trustee, typically presides at meetings of the Board. The non-interested trustees also have not appointed a lead non-interested trustee from among them. The Board has established three standing committees: an Audit Committee, a Nominating Committee and a Pricing Committee. Each of the Audit Committee and the Nominating Committee is comprised of all three non-interested trustees. All of the trustees are members of the Pricing Committee. The Audit Committee recommends the selection of an independent registered public accounting firm for the Trust; reviews with such

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independent registered public accountants the planning, scope and results of their audit of the Funds’ financial statements and the fee for services performed; reviews financial statements of the Funds; and receives audit reports. The Nominating Committee is responsible for the identification and recommendation of individuals for Board membership. The Pricing Committee is responsible for determining the fair value of illiquid securities, securities for which market quotations are not readily available, and securities for which current market values may be unreliable, subject to conformance with the Trust’s Procedures for Valuing Securities and with Board oversight. The Trust’s day-to-day operations are managed by the Adviser and other service providers. The Board and the committees meet periodically throughout the year to review the Trust’s activities, including, among others, Fund performance, valuation matters and compliance with regulatory requirements, and to review contractual arrangements with service providers. The Board has determined that the Trust’s leadership structure is appropriate given the number, size and nature of the funds in the fund complex.

The Audit Committee held one meeting in 2017.

The Nominating Committee did not meet in 2017. The Nominating Committee has established procedures for shareholders to submit recommendations for names to the Board. Recommendations for Board candidates should be submitted directly to the Nominating Committee of the Trust, care of the Trust, 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532.

The Pricing Committee held three meetings in 2017.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and the Fund, the Board, among other things, oversees risk management of the Fund’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Fund include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Fund. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Under the overall supervision of the Board, the Adviser and other services providers to the Fund also have implemented a variety of processes, procedures and controls to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers.

The Board requires senior officers of the Trust, including the President, Treasurer and Chief Compliance Officer (“CCO”), to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Treasurer also reports to the Audit Committee on the Trust’s internal controls and accounting and financial reporting policies and practices. The Audit Committee also receives reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least an annual basis, the Board receives a report from the CCO regarding the effectiveness of the Trust’s compliance program and the CCO meets separately with the non-interested trustees in executive session. In addition, the Board receives reports from the Adviser on the investments and securities trading of the Fund, as well as valuation reports and any issues related to portfolio compliance. The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the Adviser to the Fund as well as the Trust’s custodian, distributor and transfer agent. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.

Trustee Compensation

The Trust pays each Trustee of the Trust who is not also affiliated with OAM and/or OSI for such services an annual fee of $23,000, plus $4,000 for attendance at a meeting of the Board of Trustees and $2,000 for attendance at a meeting of the Audit Committee. The Trust pays the Chairman of the Audit Committee an additional $2,000 annually.

The Trust reimburses travel and other expenses incurred by its non-interested Trustees for each such meeting attended. Trustees and officers of the Trust who are affiliated with OAM and/or OSI and officers of the Trust will receive no compensation or reimbursement from the Trust for acting in those capacities. However, Trustees and officers of the Trust who are affiliated with OAM and/or OSI may directly or indirectly benefit

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from fees or other remuneration received from the Trust by OAM and/or OSI. Regular meetings of the Board of Trustees are held quarterly and the Audit Committee holds at least one meeting during each year.

The following table sets forth the compensation received from the Trust for the fiscal year ended December 31, 2017 by the non-interested trustees.

Trustee	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation
Katherine Smith Dedrick	$37,000	0	0	$37,000
Gary D. McDaniel	$37,000	0	0	$37,000
James G. Schmidt	$39,000	0	0	$39,000

Name of Trustee and Dollar Range of Fund Shares Owned — December 31, 2017

	Interested Trustee	Non-Interested Trustees
Name of Fund	James D. Oberweis	Katherine S. Dedrick	Gary D. McDaniel	James G. Schmidt
Small-Cap Value Fund	None	None	None	None
Aggregate Dollar Range of Fund Shares Owned	Over $100,000	Over $100,000	Over $100,000	Over $100,000

No trustee who is an Non-Interested Trustee owns beneficially or of record any security of OAM or OSI or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with OAM or OSI. As of April 1, 2018, all Trustees and officers of the Trust owned, as a group, less than 1% of the outstanding shares of the Fund.

PRINCIPAL HOLDERS OF SECURITIES

Persons or organizations beneficially owning more than 25% of the outstanding shares of the Fund are presumed to “control” the Fund. As a result, those persons or organizations could have the ability to take action with respect to the Fund without the consent or approval of other shareholders.

As of [        ], 2018, the name, address and percentage ownership of each entity that owned of record or beneficially 5% or more of the outstanding shares of any class of the Fund were as follows:

Name and Address of Owner	Class of Shares	Percentage of Ownership
Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-9998	[ ]	[ ]%
Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-9998	[ ]	[ ]%
Northern Trust Co/FBO Julia Ford Menard PO Box 92975 Chicago, IL 60603	[ ]	[ ]%
Northern Trust Co/FBO Julia Ford Menard PO Box 92975 Chicago, IL 60603	[ ]	[ ]%

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Name and Address of Owner	Class of Shares	Percentage of Ownership
David P Wetherell 3202 Wynstone Dr. Champaign, IL 61822	[ ]	[ ]%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	[ ]	[ ]%

MANAGEMENT

The Trust’s investment adviser, since October 1, 1994, is Oberweis Asset Management, Inc. (“OAM”), an investment adviser based in Lisle, Illinois. James W. Oberweis is a controlling shareholder of OAM and serves as Chairman of the Board, director and the President of OAM. The principal nature of James W. Oberweis’ business is investment advisory and securities brokerage services. Patrick B. Joyce is a shareholder of OAM and serves as a director, Executive Vice President, Chief Financial Officer and Chief Compliance Officer of OAM. The principal business of Patrick B. Joyce is investment advisory and securities brokerage services. For additional details concerning OAM, see the Fund’s Prospectus under the heading “Management of the Fund.” Pursuant to a written contract between the Trust and OAM, OAM is responsible for managing the investment and reinvestment of the Fund’s assets, determining in its discretion the securities to be purchased or sold and the portion of the Fund’s assets to be held uninvested, providing the Trust with records concerning OAM’s activities which the Trust is required to maintain under applicable law, and rendering regular reports to the Trust’s Trustees and officers concerning Fund responsibilities. OAM’s investment advisory services to the Trust are all subject to the supervision of the Trustees, and must be in compliance with the investment objective, policies and restrictions set forth in the Fund’s Prospectus and this SAI and with applicable laws and regulations. In addition, OAM is authorized to select broker-dealers, including OSI, that may execute purchases and sales of the securities for the Fund. (See “Portfolio Transactions.”)

David Wetherell, portfolio manager of the Fund, is primarily responsible for the day-to-day management of the Fund and other accounts. As of December 31, 2017, information on these other accounts is as follows:

Type of Account	Number of Accounts	Total Assets	Number Charged Performance Fees	Total Assets Charged Performance Fees
Registered investment companies	1	$41,138,286	None	None
Other pooled investment vehicles	1	$18,759,225	None	None
Other accounts	0	$0	None	None

As indicated in the above table, the Fund’s portfolio manager is responsible for the day to day management of other accounts, including other accounts with investment strategies similar to the Fund. Those accounts may include separately managed accounts and the personal/proprietary accounts of the Fund’s portfolio manager. The fees earned by OAM for managing client accounts may vary among those accounts. In addition, the Fund’s portfolio manager may personally invest in the Fund. These factors could create conflicts of interest because the Fund’s portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if the portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate the opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund.

However, OAM believes that these risks are mitigated by the fact that accounts with the investment strategies or which hold the same securities are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or other limitations applicable only to certain accounts, as well as differences in each account’s initial holdings, cash flow, account size and other factors. In addition, OAM has adopted trade allocation procedures that require equitable allocation of trades for a particular security among participating accounts over time and a Code of Ethics that addresses possible conflicts between personal trades and client trades.

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Mr. Wetherell’s compensation consists of a base salary, an incentive-based fee and a portion of the Small-Cap Value Strategy’s revenue. Most of the incentive reward is quantitatively defined in advance and is based on the Fund’s performance in relation to its benchmark (the Russell 2000 Value Index).

As of December 31, 2017, Mr. Wetherell beneficially owned the following amounts in the Fund:

Fund	Dollar Range of Equity Securities in the Fund
Oberweis Small Cap Value Fund	$50,001 – $100,000

The investment adviser is obligated to pay the salaries and fees of any officers of the Trust as well as the Trustees of the Trust who are interested persons (as defined in the 1940 Act) of the Trust, who are employed full time by the investment adviser to perform services for the Fund under its Investment Advisory and Management Agreement.

As compensation for its investment advisory and management services, OAM receives from the Fund at the end of each month a fee at an annual rate of 1.00% of the average daily net assets of the Fund.

OAM also provides the Fund with non-investment advisory, management and administrative services pursuant to an Investment Advisory and Management Agreement. OAM is responsible under such agreement for providing the Fund with those management and administrative services which are reasonably necessary for conducting the business affairs of the Fund. In addition, OAM provides the Fund with office space and basic facilities for management of the Fund’s affairs, and bookkeeping, accounting, record keeping and data processing facilities and services.

OAM is responsible for preparing and updating the Trust’s SEC registration statement and state filings, tax reports to shareholders and similar documents. OAM pays the compensation of all officers and personnel of the Trust for their services to the Trust as well as the Trustees of the Trust who are interested persons of the Trust. OAM also provides information and certain administrative services to shareholders of the Fund. These services include, among other things, transmitting redemption requests to the Trust’s Transfer Agent and transmitting the proceeds of redemption of shares of the Trust pursuant to a shareholder’s instructions when such redemption is effected through OAM; providing telephone and written communications with respect to its shareholders’ account inquiries; assisting its shareholders in altering privileges and ownership of their accounts; and serving as a source of information for its existing shareholders in answering questions concerning the Trust and their transactions with the Trust.

Pursuant to an Expense Limitation Agreement, OAM is obligated to reimburse the Fund for 100% of the amount by which the Fund’s ordinary operating expenses during any fiscal year, including the management and advisory fees, exceed 1.30% of the Fund’s average daily net assets attributable to the Institutional Class shares or 1.55% of the Fund’s average daily net assets attributable to the Investor Class shares. If as of the end of the Fund’s fiscal year, the aggregate amount of reimbursements by OAM to the Fund, if any, is in excess of the amount necessary to limit the Fund’s annual operating expenses to 1.30% of the Fund’s average daily net assets attributable to Institutional Class shares or 1.55% of the Fund’s average daily net assets attributable to the Institutional Class shares, such excess amount shall be refunded to OAM.

Excluded from the calculation of ordinary operating expenses are expenses such as interest, taxes and brokerage commissions and extraordinary items such as litigation costs. Any such reimbursement is computed and accrued on a daily and settled on a monthly basis based upon the expenses and average net assets computed through the last business day of the month. As of the end of the Trust’s fiscal year, the aggregate amounts of reimbursement, if any, by OAM to the Fund in excess of the amount necessary to limit the operating expenses on an annual basis to said expense limitation shall be refunded to OAM. In no event will OAM be required to reimburse the Fund in an amount exceeding its management and investment advisory fees.

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For the fiscal periods ended December 31, 2017 and June 30, 2017, 2016 and 2015, the Fund paid the following fees to OAM:

	Six Months ended December 31, 2017*	Year Ended June 30, 2017*	Year Ended June 30, 2016*	Year Ended June 30, 2015*
Fees Accrued	$101,990	$438,450	$361,568	$352,025
Fees Waived	$(5,035)	$(235,631)	$(202,468)	$(193,749)
Net Advisory Fee Paid	$96,955	$202,819	$159,100	$158,276

*	Prior to October 2, 2017 amounts were paid to the Predecessor Fund’s investment adviser.

DISTRIBUTION PLAN AND AGREEMENT

Oberweis Securities, Inc., 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532, an affiliate of OAM and the Trust, acts as the primary distributor of the Fund’s shares and as the primary shareholder servicing agent for the Fund. As discussed in the Fund’s Prospectus under the heading “Distribution of Shares,” the Trust has adopted a Plan of Distribution (the “Distribution Plan”) and a Distribution and Shareholder Service Agreement (the “Distribution Agreement”) pursuant to Rule 12b-1 under the 1940 Act (collectively the “Plan and Agreement”) under which the Fund compensates OSI in connection with the distribution of the Investor Class shares of the Fund and for shareholder servicing. The Fund pays OSI a monthly distribution and shareholder servicing fee at an annual rate of .25% of the average daily net assets of the Fund’s Investor Class and may also reimburse certain out of pocket costs incurred by OSI for shareholder services provided to the Fund. The Institutional Class shares do not have a distribution plan and do not pay 12b-1 fees.

The Distribution Plan is a “compensation type” plan, which means that OSI may receive compensation that is more or less than the actual expenditure made. OSI is, however, required to provide the Trustees with quarterly listings of all expenditures under the Plan and Agreement.

Pursuant to the Plan and Agreement, OSI has agreed, directly or through other firms, to advertise and promote the Fund and provide information and services to existing and potential shareholders. These services include, among other things, processing new shareholder account applications; converting funds into or advancing federal funds for the purchase of shares of the Fund as well as transmitting purchase orders to the Fund’s Transfer Agent; transmitting redemption requests to the Fund’s Transfer Agent and transmitting the proceeds of redemption of shares of the Fund pursuant to a shareholder’s instructions; providing telephone and written communications with respect to shareholder account inquiries and serving as the primary source of information for existing and potential shareholders in answering questions concerning the Fund and their transactions with the Fund; and providing literature distribution, advertising and promotion as is necessary or appropriate for providing information and services to existing and potential shareholders.

OSI may be reimbursed monthly by the Fund for certain out-of-pocket costs in connection with its services as shareholder service agent, including such costs as postage, data entry, modification and printout, stationery, tax forms and all other external forms or printed material, but not including overhead. Although there is no limitation on the amount of such costs that may be reimbursed under the Plan and Agreement, such costs must be actual, out-of-pocket costs, and the total amount of 12b-1 fees, including reimbursement of such costs, is included in the total expenses of the Fund, subject to the expense limitation based on average daily net assets of the Fund. OSI will furnish with each monthly statement for such reimbursement a written listing of the expenditures on behalf of the Fund and their purpose. OSI compensates its account executives for servicing and administering a shareholder’s account.

The Plan and Agreement provides that OSI may appoint various broker-dealer firms to assist in providing distribution services for the Fund, including literature distribution, advertising and promotion, and may appoint broker-dealers and other firms (including depository institutions such as commercial banks and savings and loan associations) to provide administrative services for their clients as shareholders of the Fund under related service agreements. To provide these services, these firms will furnish, among other things, office space and

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equipment, telephone facilities, and personnel as is necessary or beneficial for providing information and services related to the distribution of the Fund’s shares to OSI in servicing accounts of such firms’ clients who own shares of the Fund.

The Plan provides that the Fund’s asset-based sales charges (as defined in the Rules of the Financial Industry Regulatory Authority (“FINRA”)) shall not exceed those permitted by FINRA Rule 2341.

The Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that the Plan and Agreement will benefit the Fund and its shareholders. If the size of the Fund is increased rapidly, fixed expenses will be reduced as a percentage of each shareholder’s investment. The 12b-1 expenses will also provide OSI and others an incentive to promote the Fund and to offer individual shareholders prompt and efficient services.

As required by Rule 12b-1, the Plan and Agreement were approved by the Board of Trustees, including a majority of Trustees who are not interested persons, as defined in the 1940 Act, of the Trust, who are not parties to the Distribution and Shareholder Service Agreement and who have no direct or indirect financial interest in the operation of the Plan.

Unless terminated earlier as described below, the Plan and Agreement will continue in effect from year to year if approved annually by the Board of Trustees of the Trust, including a majority of the Trustees who are not parties to the Plan and Agreement (or have a direct or indirect financial interest in the operation thereof) and who are not interested persons of the Trust. The Plan may be terminated with respect to the Trust or the Fund at any time by (1) a vote of a majority of the Trustees who are not interested persons of the Trust, who are not parties to the Distribution and Shareholder Service Agreement and who have no direct or indirect financial interest therein, or (2) by the vote of a majority of shareholders of the Fund. The Distribution and Shareholder Service Agreement may be terminated similarly without penalty upon 60 days written notice by either party and will automatically terminate if assigned, as defined in the 1940 Act.

Because the Investor Class shares of the Fund are newly offered, there is no 12b-1 fee information to report for the last fiscal year.

Other Payments to Third Parties

In addition to paying fees under the Plan, the Fund may pay service fees on behalf of Investor Class shares to certain intermediaries for sub-transfer agency and other shareholder services provided to holders of Investor Class shares. The service fees may vary based on, for example, the nature of services provided, but generally range up to .15% of assets attributable to Investor Class shares serviced by the intermediary.

As of the date of this SAI, the Trust anticipates that Charles Schwab & Co., Fidelity Investments Institutional Operations, Inc., National Financial Services, LLC, Pershing, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Vanguard Marketing Corporation, UBS Financial Services, Inc. and Wells Fargo Advisors, LLC will receive additional payments as described above. The Trust may enter into additional arrangements or change or discontinue existing arrangements with intermediaries at any time without notice.

OAM, out of its own resources and without additional cost to the Fund, may provide additional cash payments to intermediaries for the provision of the above noted services to holders of Institutional Class shares. OAM currently makes payments from its own assets that generally range up to .15% of assets serviced for Institutional Class shares.

As of the date of this SAI, OAM anticipates that Charles Schwab & Co. will receive additional payments as described above. OAM may enter into additional arrangements or change or discontinue existing arrangements with intermediaries at any time without notice.

These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and discuss this matter with your investment dealer/intermediary.

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Although the Fund may use an intermediary that sells shares of the Fund to their customers to effect portfolio transactions for the Fund, OAM does not consider sales of Fund shares as a factor in the selection of broker-dealers to execute those transactions.

The Fund does not currently engage in securities lending and thus there is no securities lending information to report for the last fiscal year.

EXPENSES BORNE BY THE FUND

Other than those expenses payable by OAM and/or OSI, the Fund will pay all of its expenses, including the following:

(a) Federal, state and local or other governmental agency taxes or fees levied against the Trust.

(b) Costs, including the interest expense, of borrowing money.

(c) Brokerage fees and commissions and other transaction costs in connection with the purchase or sale of portfolio securities for the Fund.

(d) Fees and expenses of the Trustees other than those who are “interested persons” (as defined in the 1940 Act) of the Trust.

(e) Expenses incident to holding meetings of the Trust’s Shareholders, including proxy solicitations of the Trust or its Board of Trustees therefor, and meetings of the Board of Trustees and committees of the Board of Trustees.

(f) Fees and expenses in connection with legal services rendered to the Trust, the Board of Trustees of the Trust and duly appointed committees of the Board of Trustees of the Trust, including fees and expenses of special counsel to those Trustees who are not interested persons of the Trust, and litigation.

(g) Audit and accounting expenses of the independent auditors.

(h) Custodian and transfer and dividend paying agent fees and expenses and shareholder service expenses.

(i) Fees and expenses related to registering, qualifying and maintaining registration and qualification of the Trust and its Shares for distribution under federal, state and other laws.

(j) Fees and expenses incident to the preparation and filing of reports with regulatory agencies.

(k) Expenses of preparing, printing (including typesetting) and mailing prospectuses, shareholder reports, proxy materials and notices to shareholders of the Trust.

(l) Premiums for trustees’ and officers’ liability insurance and insurance carried by the Trust pursuant to the requirements of Section 17(g) of the 1940 Act, or otherwise required by law or deemed desirable by the Board of Trustees.

(m) Fees and expenses incurred in connection with any investment company organization or trade association of which the Trust may be a member.

(n) Costs and expenses incurred for promotion or advertising of the Trust’s Investor Class shares, but only pursuant to a Plan duly adopted in accordance with Rule 12b-1 under the 1940 Act and to the extent that such Plan may from time to time provide.

(o) Expenses related to issuance or redemption of the Fund’s shares.

PORTFOLIO TRANSACTIONS

Decisions with respect to the purchase and sale of portfolio securities on behalf of the Fund are made by OAM. OAM is authorized to place orders for securities with various broker-dealers, including OSI, subject to the requirements of applicable laws and regulations. Orders for securities transactions are placed by OAM with a view to obtaining the best combination of price and execution available. In seeking to achieve the best combination of price and execution, OAM attempts to evaluate the overall quality and reliability of the broker-dealers and the services provided, including research services, general execution capability, reliability and

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integrity, willingness to take positions in securities, general operational capabilities and financial condition. However, the responsibility of OAM to attempt to obtain the best combination of price and execution does not obligate it to solicit a competitive bid for each transaction. Furthermore, under the Investment Advisory and Management Agreement, OAM is not obligated to seek the lowest available cost to the Fund, so long as it determines in good faith that the broker-dealer’s commission, spread or discount is reasonable in relation to the value of the execution and research services provided by such a broker-dealer to the Fund, or OAM when viewed in terms of that particular transaction or its overall responsibilities with respect to all of its clients, including the Fund, as to which it offers advice or exercises investment discretion.

OAM, with the prior consent of the Trust’s Trustees, may place orders with affiliated persons of OAM, OSI or the Trust subject to (i) the provisions of Sections 10(f) and 17(e)(2) of the 1940 Act and Rules 10f-3 and 17e-1 thereunder, Rule 206(3)-2 under the Investment Advisers Act of 1940, Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T)(a)(2) thereunder and any other applicable laws or regulations, and (ii) procedures properly adopted by the Trust with respect thereto. The Trust has been advised by OAM that it may place orders for securities with OSI, but only when it believes that the combination of price and execution are comparable to that of other broker-dealers. OAM, with the prior consent of the Trust’s Trustees, may engage in agency cross transactions subject to (i) the provisions of Section 17(a) of the 1940 Act and Rule 17a-7 thereunder and other applicable laws or regulations, (ii) the provisions of Section 206 of the Investment Advisers Act of 1940 and Rule 206(3) -2 thereunder, and (iii) procedures properly adopted by the Trust with respect thereto. OAM has agreed to furnish certain information quarterly to the Trust’s Trustees to enable them to evaluate the quality of execution and cost of all orders executed by OSI.

A greater discount, spread or commission may be paid to non-affiliated broker-dealers that provide research services, which research may be used by OAM in managing assets of its clients, including the Fund. Research services may include data or recommendations concerning particular securities as well as a wide variety of information concerning companies, industries, investment strategy and general economic, financial and political analysis and forecasting. In some instances, OAM may receive research, statistical and/or pricing services it might otherwise have had to perform itself. However, OAM cannot readily determine the extent to which net prices or commission rates charged by most broker-dealers reflect the value of its research, statistical and/or pricing services. As OAM is the principal source of information and advice to the Trust and is responsible for managing the investment and reinvestment of the Fund’s assets and determining the securities to be purchased and sold, it is believed by the Trust’s management to be in the interests of the Trust for OAM in fulfilling its responsibilities to the Trust, to be authorized to receive and evaluate the research and information provided by other securities brokers or dealers, and to compensate such brokers or dealers for their research and information services. Any such information received may be utilized by OAM for the benefit of its other accounts as well, in the same manner that the Trust might also benefit from information obtained by OAM in performing services for its other accounts. Although it is believed that research services received directly or indirectly benefit all of OAM’s accounts, the degree of benefit varies by account and is not directly related to the commissions or other remuneration paid by such account.

Transactions of the Fund in the over-the-counter market and the third market may be executed for the Fund by OSI as agent with primary market makers acting as principal, except where OAM believes that better prices or execution may be obtained otherwise. Transactions with primary market makers reflect the spread between the bid and the ask prices. Occasionally, the Fund may make purchases of underwritten issues at prices which include underwriting discount fees.

The Fund paid the following in aggregate brokerage commissions on portfolio transactions during the periods listed below:

Fiscal Year Ended June 30, 2015*	Fiscal Year Ended June 30, 2016*	Fiscal Year Ended June 30, 2017*	Six Month Period Ended December 31, 2017*
23,591	13,476	20,926	[_____]

*	All payments through October 2, 2017 were made by the Predecessor Fund.

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Some brokers and dealers used by OAM provide research and other services. For the period ended December 31, 2017, the total brokerage commissions paid by the Fund primarily on the basis of research and other services provide to the Fund are as follows:

Amount of Transactions to Brokers Providing Research*	Related Commission*
[_________________]	[________]

*	All payments through October 2, 2017 were made by the Predecessor Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. Except as provided below, neither the Trust nor OAM shall provide portfolio holding information to any other persons until such information has been disclosed in the publicly available filings with the SEC that are required to include the information, which are generally filed with the SEC approximately 60 days after the end of each calendar quarter.

Quarterly shareholder letters are posted to The Oberweis Funds’ Web site following each March and September quarter-end (within seven business days after the end of the quarter) that include, among other things, OAM’s/Portfolio Manager’s market commentary, performance information regarding the Fund, and information regarding the Fund’s ownership of certain individual securities (such as the Fund’s top five or top ten holdings).

In addition, the Portfolio Manager and other senior officers or spokespersons of the Trust or OAM may from time to time disclose to or discuss with public media through interviews with reporters (of the press, television or radio), through other appearances on television or radio (such as CNBC, Bloomberg) or through written articles (in Forbes or other print media) items such as (a) the Fund’s ownership of certain individual holding(s); (b) views on matters affecting the price or business of specific Fund holding(s); (c) reasons for buying and selling specific portfolio holding(s); (d) reasons for believing certain holdings are good long term investments for the Fund, (e) favorite stocks, (f) future plans for structuring the Fund, and/or (g) other items of a similar nature. The securities subject to such statements may or may not have been previously disclosed.

Further, material non-public holdings information may be provided as part of the normal business and investment activities of the Fund to parties who need access to such information in the performance of their contractual duties and responsibilities including: auditors; the custodian; broker-dealers in connection with the purchase or sale of Fund securities or requests for price quotations or bids on one or more securities; counsel to the Trust or the non-interested trustees; other third party service providers (such as financial printers, proxy voting services and pricing services); regulatory authorities; stock exchanges and other listing organizations; and parties to litigation. The Fund may also disclose to an issuer the number of shares of the issuer (or percentage of outstanding shares) held by the Fund.

Any other disclosure of portfolio holdings would require the approval of the Trust’s Chief Compliance Officer before dissemination. Such approval would be based on a good faith determination that the Trust has a legitimate business purpose to provide the information and the disclosure is in the Trust’s best interests.

The Trust, OAM or their affiliates will not enter into any arrangements with third parties from which it would derive any monetary benefit for the disclosure of material non-public holdings information. If, in the future, the Trust, OAM or their affiliates desire to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the Fund’s SAI.

The Trust’s Chief Compliance Officer will periodically report to the Board of Trustees of the Trust on the effectiveness of the Trust’s Policies and Procedures regarding the disclosure of the Fund’s holdings.

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CODE OF ETHICS

The Trust, OAM and OSI have adopted a joint Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. Access Persons (as defined in the Code of Ethics) are permitted to make personal securities transactions, subject to requirements and restrictions set forth in such Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as those of the Trust. The Code of Ethics also prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the reporting of securities transactions. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

PROXY VOTING

The Board of Trustees has delegated the authority for voting proxies relating to the Fund’s portfolio securities to OAM, who has agreed to vote such proxies according to OAM’s Proxy Voting Policies and Procedures. OAM’s Proxy Voting Policies and Procedures set forth the general principles used to determine how OAM votes proxies on securities in client accounts for which OAM has proxy voting authority, including the Trust. OAM’s general policy is to vote proxies in the best interests of clients. The principles which guide the voting policy of OAM are maximizing the value of client assets and promoting the rights of clients and beneficial owners of the companies in whose shares they invest. OAM’s investment strategies are predicated on the belief that the quality of management is often the key to ultimate success or failure of a business. Because OAM generally makes investments in companies in which OAM has confidence in management, proxies generally are voted in favor of management’s recommendation. OAM may vote a proxy in a manner contrary to management’s recommendation if in the judgment of OAM, the proposal would not enhance shareholder values.

OAM has retained ISS Governance Services (“ISS”), a proxy voting and consulting firm, to receive proxy voting statements, provide information and research, make proxy vote recommendations, and handle various administrative functions associated with the voting of client proxies. While ISS makes the proxy voting recommendations, OAM retains the ultimate authority on how to vote.

OAM’s Proxy Voting Policies and Procedures describe how OAM addresses conflicts of interest between OAM and its clients, including Fund shareholders, with respect to proxy voting decisions. If OAM determines that, through reasonable inquiry or otherwise, an issue raises a potential material conflict of interest, OAM will follow the recommendations of ISS except as follows. If OAM and/or the Proxy Committee believes that it would be in the interest of OAM’s clients to vote a proxy other than according to the recommendation of ISS, the Proxy Committee will prepare a report that (1) describes the conflict of interest; (2) discusses procedures used to address such conflict of interest; and (3) confirms that the recommendation was made solely on the investment merits and without regard to any other consideration.

Information regarding how the Fund voted proxies related to portfolio securities for the 12-month period ended June 30 will be available without charge, upon request by calling 1-800-323-6166 and on the SEC’s website at http://www.sec.gov.

SHAREHOLDER SERVICES

The Fund’s Prospectus under the heading Shareholder Information/How to Purchase Shares, How to Redeem Shares and Shareholder Services describes information in addition to that set forth below. When a shareholder makes an initial investment in the Fund, a shareholder account is opened in accordance with the Trust’s Account Application instructions. After each transaction for the account of a shareholder, confirmation of all deposits, purchases, reinvestments, redemptions, withdrawal payments, and other transactions in the shareholder’s account will be forwarded to the shareholder.

The Fund will not issue certificates for its shares; the investor will be the record owner of all shares in his/her account with full shareholder rights. Certain of the functions performed by the Trust in connection with the operation of the accounts described above have been delegated by the Trust to its Transfer Agent.

20

In addition to the purchase and redemption services described above, the Trust offers its shareholders the special accounts and services described in the Fund’s Prospectus. Applications and information about any shareholder services may be obtained from OAM.

DETERMINATION OF NET ASSET VALUE

See the Fund’s Prospectus under the heading Shareholder Information/How to Purchase Shares and Pricing of Fund Shares, for descriptions of certain details concerning the determination of Net Asset Value (“NAV”). The NAV of the shares of the Fund is computed once daily, as of the later of the close of regular trading on the New York Stock Exchange (“NYSE”) or the Chicago Board Options Exchange (“CBOE”), on each day the NYSE is open for trading. A separate NAV is calculated for each share class of the Fund. All securities in the Fund other than options are priced as of the close of regular trading on the NYSE. The options in the Fund are priced as of the close of trading on the CBOE. The NAV per share is computed by dividing the value of the Fund’s securities plus all other assets minus all liabilities by the total number of Fund shares outstanding. In valuing the Fund’s securities, each listed and unlisted security, other than options, for which last sale information is regularly reported is valued at the last reported sale price prior to the close of the NYSE. If there has been no sale on such day, the last reported bid price is used. Short options are valued at the last reported highest bid price on any option exchange and long options are valued at the last reported offer price on any option exchange as of the close of trading on the CBOE. Any unlisted security for which last sale information is not regularly reported and any listed debt security which has an inactive listed market for which over-the-counter market quotations are readily available is valued at the highest bid price as of the close of the NYSE determined on the basis of reasonable inquiry. Restricted securities and any other securities or other assets for which market quotations are not readily available are valued by appraisal at their fair values as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees. The Fund may use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by a significant event that has occurred between the close of the exchange or market on which the security is principally traded and the close of the NYSE. The Fund’s valuation policies set forth certain triggers which instruct when to use the valuation model. The value assigned to a security by the fair valuation model is a determination of fair value made under the Fund’s valuation policies and under the supervision of the Board of Trustees. In such a case, the Fund’s value for a security is likely to be different from the last quoted price. In all cases, the value of fair valued securities may be different from the last reported sale price (or the last reported bid price), and there is no guarantee that a fair valued security will be sold at the price at which the Fund is carrying the security. Short-term debt obligations, commercial paper and repurchase agreements are valued on the basis of quoted yields for securities of comparable maturity, quality and type or on the basis of amortized cost.

PURCHASE OF SHARES

See the Fund’s Prospectus under the heading Shareholder Information/How to Purchase Shares for detailed information concerning the purchase of shares of the Fund. Shares of the Fund are sold at the NAV per share next determined after the purchase order is received in proper form by UMB Fund Services, Inc., the Trust’s Transfer Agent.

REDEMPTION OF SHARES

See the Fund’s Prospectus under the heading Shareholder Information/How to Redeem Shares for detailed information concerning redemption of the shares of the Fund. The Trust may suspend the right to redeem shares or postpone the date of payment for more than seven (7) days for any period during which: (a) the NYSE is closed, other than weekend and holiday closings, or the SEC determines that trading on the NYSE is restricted; (b) the SEC determines there is an emergency as a result of which it is not reasonably practical for the Fund to sell the investment securities or to calculate its NAV; or (c) the SEC permits such suspension for the protection of the Fund’s shareholders. In the case of a suspension of the right of redemption, a shareholder may either withdraw his request for redemption or receive payment at the NAV of his shares existing after termination of the suspension.

21

Although it is the Trust’s present policy to make payment of redemption proceeds in cash, if the Trust’s Trustees determine it to be appropriate, redemption proceeds may be paid in whole or in part by a distribution in kind of securities held by the Fund, subject to the limitation that, pursuant to an election under Rule 18f-1 under the 1940 Act, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one account. The value of such securities shall be determined as of the close of trading of the NYSE on the business day on which the redemption is effective. In such circumstances, a shareholder might be required to bear transaction costs to dispose of such securities. A redemption in kind is a taxable transaction for federal income tax purposes.

FEDERAL INCOME TAX MATTERS

The following is a general summary of certain U.S. federal income tax consequences of investing in the Fund. It is not intended to be a complete discussion of all such federal income tax consequences nor does it deal with all categories of investors. This discussion reflects applicable federal income tax laws of the United States as of the date of the Fund’s Prospectus and this SAI, which provisions are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. Shareholders are advised to consult their own tax advisers before making an investment in the Fund.

The Fund has elected to be treated and intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that the Fund will not be liable for federal income taxes to the extent that its net investment income and net realized capital gains are currently distributed to its shareholders. The Fund will qualify for this status as long as it: (a) derives at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including gain from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies, and net income derived from interests in qualified publicly traded partnerships; (b) invests in securities that satisfy certain diversification requirements; and (c) distributes to its shareholders each year at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt interest income, if any.

If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, all of the Fund’s taxable income will be subject to federal income tax at the regular corporate rate (without any deduction for distribution to shareholders) and the Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, will constitute dividends, which will generally be eligible for the dividends received deduction available to corporate shareholders under Section 243 of the Code. Furthermore, in such event, individual and other noncorporate shareholders of the Fund would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of federal income taxation, provided certain holding period and other requirements are satisfied.

Except for those shareholders exempt from federal income taxation or investing through a tax-advantaged account, dividends and capital gains distributions are taxable to shareholders whether paid in cash or reinvested in additional shares of the Fund. Except as provided below, dividends from net investment income are generally taxable to shareholders as ordinary income for federal income tax purposes. For corporate shareholders, such income dividends from domestic corporations may be eligible for the deduction for dividends received. For individual and other noncorporate shareholders, a portion of such dividends may qualify to be treated as “qualified dividend income” subject to reduced rates of federal income taxation. Dividends from foreign corporations are not treated as “qualified dividend income” if the foreign corporation is not incorporated in a possession of the United States or is not eligible for the benefits of a comprehensive income tax treaty with the United States (unless the foreign corporation stock is readily tradable on an established securities market in the United States) or if the foreign corporation is a passive foreign investment company or surrogate foreign corporation. Distributions of long-term capital gains are taxable to shareholders as long-term capital gains regardless of the length of time that such shareholders have owned shares in the Fund. Short-term capital gain distributions are taxable to shareholders as ordinary income. Shareholders will be notified annually as to the federal income tax status of dividends and capital gains distributions. Such dividends and distributions may also be subject to state, local and other taxes.

22

Income dividends taxed as ordinary income are subject to federal income tax at rates up to 37% for individuals. “Qualified dividend income” is currently taxed at rates up to 20% for individual and other noncorporate shareholders. Long-term capital gain distributions (relating to assets held by the Fund for more than 12 months) made to individual and other noncorporate shareholders are currently taxable at a maximum rate of 20%. For corporate shareholders, long-term capital gain distributions are taxed at the same rate as ordinary income.

In order to avoid a 4% federal excise tax on undistributed amounts, the Fund must declare, by the end of the calendar year, a dividend to shareholders of record that represents 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the period from November 1 of the previous year through October 31 of the current year plus any undistributed ordinary income from the prior calendar year, plus any undistributed capital gain net income for the one-year period ended October 31 of the prior calendar year, less any overdistribution in the prior calendar year. The Fund intends to declare or distribute dividends during the appropriate periods in an amount sufficient to avoid this 4% excise tax.

Any gain resulting from the sale or exchange of the Fund’s shares generally will be taxable as capital gains. If a shareholder held such shares for more than one year, the gain will be a long-term capital gain. Long-term capital gain is currently taxable to individuals at a maximum federal income tax rate of 20%. Any loss realized on a sale or exchange will be disallowed to the extent that substantially identical shares are reacquired (including through dividend reinvestment) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of such shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss incurred by shareholders on the redemption of shares of the Fund held six months or less will be treated as long-term capital losses to the extent of any capital gains distributions made by the Fund with respect to such shares. The ability to deduct capital losses may also be limited by other provisions of the Code.

An additional 3.8% Medicare tax is imposed on certain net investment income (including income dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Options, short sales, financial futures contracts and foreign currency transactions entered into by the Fund are subject to special tax rules that may accelerate income, defer losses, cause adjustments to the holding period of securities, convert capital gain into ordinary income, and convert short-term capital loss into longterm capital loss. As a result, these rules could affect the amount, timing, and character of Fund distributions.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

For any of its fiscal years, the Fund may use an accounting method (known as “equalization”) that is designed to allocate equitably the tax burden of the Fund to all of its shareholders regardless of when during a tax year an individual shareholder redeemed (if ever) his or her shares of the Fund. Equalization allocates a pro rata share of taxable income to departing shareholders when they redeem shares of the Fund, reducing the amount of the distribution to be made to remaining shareholders of the Fund.

Federal law requires the Fund to withhold 24% from dividends, distributions and/or redemption proceeds (including from exchanges) that occur in certain shareholder accounts if the shareholder has not properly furnished a correct taxpayer identification number (in the case of individuals, a social security number) or has not certified that withholding does not apply or if the Internal Revenue Service notifies the Trust that the

23

shareholder is subject to backup withholding. Amounts withheld may be applied to the shareholder’s federal income tax liability and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes for such year.

The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of a Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by an applicable treaty). However, the Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. The Fund may choose not to designate such amounts.

Sections 1471 – 1474 of the Code and the U.S. Treasury and Internal Revenue Service guidance issued thereunder (collectively, the “Foreign Account Tax Compliance Act” or “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions and on the proceeds of the sale, redemption, or exchange of Fund shares. The Fund may disclose the information that it receives from (or concerning) its shareholders to the Internal Revenue Service, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state, local, foreign and other taxes that may be applicable to owning, holding and/or disposing of Fund shares.

SHAREHOLDER MEETINGS AND VOTING RIGHTS

As a general rule, the Trust is not required to and will not hold annual or other meetings of the shareholders. Special meetings of shareholders for actions requiring a shareholder vote may be requested in writing by holders of at least twenty-five percent (25%) (or ten percent (10%) if the purpose of the meeting is to determine if a Trustee is to be removed from office) of the outstanding shares of the Trust or as may be required by applicable law. Under the Trust’s Agreement and Declaration of Trust, as amended (“Declaration of Trust”), shareholders are entitled to vote in connection with the following matters: (1) for the election or removal of Trustees if a meeting is called for such purpose; (2) with respect to the adoption of any contract for which approval is required by the 1940 Act; (3) with respect to any termination or reorganization of the Fund to the extent and as provided in the Declaration of the Trust; (4) with respect to any amendment of the Declaration of Trust (other than amendments changing the name of the Trust or the Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any provision which is defective or inconsistent with the 1940 Act or the requirements of the Code and regulations thereunder for the Trust’s obtaining the most favorable treatment thereunder available to regulated investment companies); (5) as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (6) with respect to such additional matters relating to the Trust as may be required by law, the Declaration of Trust, the By-Laws of the Trust, or any registration of the Trust with the SEC or any state, or as the Trustees may consider necessary or desirable. Shareholders will vote in the aggregate, except when voting by individual Fund is required under the 1940 Act or when the Board of Trustees determines that voting by Fund is appropriate. The Declaration of Trust specifically authorizes the “Board of Trustees to terminate the Trust (or the Fund) without shareholder approval by notice to the shareholders. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of his successor or until such Trustee sooner dies, resigns, retires or is removed by the majority vote of the shareholders or by the Trustees.

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ADDITIONAL INFORMATION

Trust History

The Trust is a diversified, open-end management investment company, organized as a business trust under the laws of Massachusetts on July 7, 1986. This SAI relates to the Fund. The Trust currently offers eight series, five of which are described in a separate statement of additional information and two of which are described in additional separate statements of additional information. The Board of Trustees may classify and reclasify the shares of the Fund or any other series into additional classes of shares at a future date.

The Trust’s Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in many respects to a corporation. However, under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the trust, which is not the case in a corporation. The Declaration of Trust provides that shareholders shall not be subject to any personal liability to any person extending credit to, contracting with or having any claims against the Trust and that every written agreement, obligation, instrument or undertaking made by the Trust shall contain a provision that the same is not binding upon the shareholders personally. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust, and the Trust will be covered by insurance which the Trustees believe to be adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote.

Shares of the Fund

Pursuant to the Trust’s Declaration of Trust, the Trust may issue an unlimited number of shares of beneficial interest in one or more series of “Funds,” which may be further classified into “Classes,” all having no par value. Except as described above regarding each Class having exclusive voting rights with respect to its own distribution arrangements, shares of the Fund have equal non-cumulative voting rights and equal rights with respect to dividends, assets and liquidation of the Fund. Shares are fully paid and non-assessable by the Trust when issued, are transferable without restriction and have no preemptive or conversion rights.

Custodian and Transfer Agent

The Custodian for the Trust is UMB Bank, N.A., 928 Grand Blvd. 5th Floor, Kansas City, Missouri 64106, a national banking association. The Trust has authorized the Custodian to deposit certain securities of the Fund in central depository systems as permitted by federal law. The Fund may invest in obligations of the Custodian and may purchase or sell securities from or to the Custodian. UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, a Wisconsin corporation, is the Trust’s Transfer Agent and acts as a dividend disbursing and redemption agent for the Trust. UMB Bank, N.A. and UMB Fund Services, Inc. are both wholly owned subsidiaries of UMB Financial Corp., a Missouri corporation.

Independent Registered Public Accounting Firm

[__________________________________], audits and reports on the Fund’s annual financial statements, reviews certain regulatory reports and prepares the Fund’s income tax returns, and performs other professional accounting, auditing and advisory services, when engaged to do so by the Trust.

Financial Statements

The audited financial statements of the Trust, including notes thereto, contained in the Annual Report of the Trust for the fiscal year ended December 31, 2017 were filed with the Securities and Exchange Commission on March [__], 2018 and are incorporated by reference.

Shareholders will receive the Fund’s audited annual report and the unaudited semiannual report.

Counsel

Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, is legal counsel to the Trust.

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Other Information

The Fund’s Prospectus and this SAI omit certain information contained in the Registration Statement, which the Trust has filed with the SEC under the Securities Act of 1933, and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. This Registration Statement is available for inspection by the public at the SEC in Washington, D.C.

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THE OBERWEIS FUNDS

PART C: OTHER INFORMATION

ITEM 28. EXHIBITS.

(a)		(1)	Amended and Restated Agreement and Declaration of Trust.[22]
		(2)	Written Instrument Establishing and Designating Classes of Oberweis Emerging Growth Fund, Oberweis Micro-Cap Fund, Oberweis Small-Cap Opportunities Fund and Oberweis China Opportunities Fund.[22]
		(3)	Written Instrument Establishing and Designating Oberweis Small-Cap Value Fund.[23]
	**	(4)	Written Instrument Establishing and Designating Oberweis Emerging Markets Fund.
	**	(5)	Written Instrument Establishing and Designating Investor Class Shares of the Oberweis Small-Cap Value Fund.
(b)		(1)	By-Laws.[11]
		(2)	Amendment to By-Laws.[16]
(c)			Not applicable.
(d)		(1)	Management Agreement.[5]
		(2)	Amendment to Management Agreement as of February 16, 1994.[9]
		(3)	Management Agreement dated October 1, 1994.[11]
		(4)	Investment Advisory Agreement.[5]
		(5)	Investment Advisory Agreement dated October 1, 1994.[11]
		(6)	Transfer and Guaranty Agreement.[7]
		(7)	Written Notification required under Investment Advisory Agreement dated October 1, 1994 regarding the rendering of advisory services to the Micro-Cap Fund.[12]
		(8)	Written Notification required under Investment Advisory Agreement dated October 1, 1994 regarding the rendering of advisory services to the Mid-Cap Fund (now known as Oberweis Small-Cap Opportunities Fund).[13]
		(9)	Investment Advisory and Management Agreement dated October 1, 2005 regarding the China Opportunities Fund.[17]
		(10)	Investment Advisory and Management Agreement dated February 1, 2007 regarding the International Opportunities Fund.[18]
		(11)	Investment Advisory and Management Agreement dated February 1, 2008 regarding the Asia Opportunities Fund.[19]
		(12)	Investment Advisory and Management Agreement regarding the International Opportunities Institutional Fund.[20]
		(13)	Investment Advisory and Management Agreement regarding the Small-Cap Value Fund.[24]
	**	(14)	Investment Advisory and Management Agreement regarding the Emerging Markets Fund.
(e)			Distribution and Shareholder Service Agreement (International Opportunities Institutional Fund).[20]
(f)			Not applicable.
(g)		(1)	Custodian Agreement.[1]
		(2)	Letter Agreements renewing Custodian Agreement dated February 24,1988,[3] February 21, 1989,[4] February 7, 1990,[5] February 15, 1991,[6] and February 13, 1992,[7] respectively.
		(3)	Letter Agreement dated January 27, 1993, renewing Custodian Agreement.[8]
		(4)	Custodian Agreement dated August 3, 1993.[11]
		(5)	Custody Agreement dated January 17, 2001.[14]

		(6)	Custody, Recordkeeping and Administrative Services Agreement dated March 9, 2001.[14]
		(7)	Amendment to Custody Agreement dated October 1, 2005.[17]
		(8)	Rule 17F-5 Delegation Agreement dated October 1, 2005.[17]
(h)		(1)	Transfer Agency Agreement.[1]
		(2)	Letter Agreements renewing Transfer Agency Agreement dated February 24, 1988,[3] February 21, 1989,[4] February 7, 1990,[5] February 15, 1991,[6] and February 13, 1992,[7] respectively.
		(3)	Letter Agreement dated January 27, 1993, renewing Transfer Agency Agreement.[8]
		(4)	Transfer Agent Agreement dated August 3, 1993.[11]
		(5)	Transfer Agency Agreement, Fund Accounting Agreement and Blue Sky Filing Services Agreement dated March 9, 2001.[14]
		(6)	Addendum to Transfer Agency Agreement effective November 1, 2006.[17]
	**	(7)	Amended and Restated Expense Limitation Agreement (Micro-Cap Fund, Emerging Growth Fund and Small-Cap Opportunities Fund).
	**	(8)	Amended and Restated Expense Limitation Agreement (China Opportunities Fund).
	**	(9)	Amended and Restated Expense Limitation Agreement (International Opportunities Fund).
	**	(10)	Amended and Restated Expense Limitation Agreement (International Opportunities Institutional Fund).
	**	(11)	Amended and Restated Expense Limitation Agreement (Small-Cap Value Fund).
	**	(12)	Expense Limitation Agreement (Emerging Markets Fund).
(i)	**		Consent and Opinion of Vedder Price P.C.
(j)			Not applicable.
(k)			Not applicable.
(l)		(1)	Form of Contribution Agreement with Initial Shareholders.[1]
		(2)	Contribution Agreement dated December 8, 1986, from James D. Oberweis with respect to the purchase of an aggregate of 5,500 shares as custodian for two minor children for $10.00 each (a total of $55,000).[2]
		(3)	Contribution Agreement dated December 8, 1986, from Lora J. Oberweis with respect to the purchase of 2,000 shares for $10.00 each (a total of $20,000).[2]
		(4)	Contribution Agreement dated December 8, 1986, from Helen Cisek with respect to the purchase of 1,500 shares for $10.00 each (a total of $15,000).[2]
		(5)	Contribution Agreement dated December 8, 1986, from Tedd Determan with respect to the purchase of an aggregate of 1,000 shares for $10.00 each (a total of $10,000).[2]
(m)	**	(1)	Rule 12b-1 Plan as amended and restated February 22, 2018.
	**	(2)	Distribution and Shareholder Service Agreement (For Investor Class Shares) as amended and restated May 19, 2017.
	**	(3)	Distribution and Shareholder Service Agreement (For Institutional Class Shares) as amended and restated May 19, 2017.
(n)	**		Rule 18f-3 Plan.
(o)			Reserved.
(p)			Amended Code of Ethics.[21]

*	Filed herein.
**	To be filed by Amendment.
[1]	Previously filed with the Registration Statement and incorporated herein by reference.
1A	Previously filed with the Registration Statement.

[2]	Previously filed with Pre-Effective Amendment No. 2 (Amendment No. 2) dated January 14, 1987 and incorporated herein by reference.
2A	Previously filed with Pre-Effective Amendment No. 2.
[3]	Previously filed with Post-Effective Amendment No. 2 (Amendment No. 4) dated February 28, 1988.
[4]	Previously filed with Post-Effective Amendment No. 3 (Amendment No. 5) dated March 2, 1989 and incorporated herein by reference.
[5]	Previously filed with Post-Effective Amendment No. 4 (Amendment No. 6) dated February 28, 1990 and incorporated herein by reference.
[6]	Previously filed with Post-Effective Amendment No. 5 (Amendment No. 7) dated March 1, 1991 and incorporated herein by reference.
[7]	Previously filed with Post-Effective Amendment No. 6 (Amendment No. 8) dated March 2, 1992 and incorporated herein by reference.
[8]	Previously filed with Post-Effective Amendment No. 7 (Amendment No. 9) dated March 1, 1993 and incorporated herein by reference.
[9]	Previously filed with Post-Effective Amendment No. 8 amendment No. 10) dated April 29, 1994 and incorporated herein by reference.
[10]	Previously filed with Post-Effective Amendment No. 9 amendment No. 11) dated February 28, 1995 and incorporated herein by reference.
[11]	Previously filed via EDGAR with Post-Effective Amendment No. 10 (Amendment No. 12) dated October 18, 1995 and incorporated herein by reference.
[12]	Previously filed with Post-Effective Amendment No. 11 (Amendment No. 13) dated December 21, 1995 and incorporated herein by reference.
[13]	Previously filed with Post-Effective Amendment No. 14 (Amendment No. 16) dated September 12, 1996 and incorporated herein by reference.
[14]	Previously filed with Post-Effective Amendment No. 19 (Amendment No. 21) dated April 27, 2001 and incorporated herein by reference.
[15]	Previously filed with Post-Effective Amendment No. 21 (Amendment No. 23) dated April 28, 2003 and incorporated herein by reference.
[16]	Previously filed with Post-Effective Amendment No. 23 (Amendment No. 25) dated February 25, 2005 and incorporated herein by reference.
[17]	Previously filed with Post-Effective Amendment No. 27 (Amendment No. 29) dated November 15, 2006 and incorporated herein by reference.
[18]	Previously filed with Post-Effective Amendment No. 29 (Amendment No. 31) dated April 27, 2007 and incorporated herein by reference.
[19]	Previously filed with Post-Effective Amendment No. 32 (Amendment No. 34) dated April 30, 2008 and incorporated herein by reference.
[20]	Previously filed with Post-Effective Amendment No. 44 (Amendment No. 46) dated March 6, 2014 and incorporated herein by reference.
[21]	Previously filed with Post-Effective Amendment No. 48 (Amendment No. 50) dated April 30, 2015 and incorporated herein by reference.
[22]	Previously filed with Post-Effective Amendment No. 54 (Amendment No. 56) dated April 28, 2017 and incorporated herein by reference.
[23]	Previously filed with Post-Effective Amendment No. 56 (Amendment No. 58) dated June 7, 2017 and incorporated herein by reference.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

Inapplicable.

ITEM 30. INDEMNIFICATION

A response has been previously filed with Pre-Effective Amendment No. 2 (Amendment No. 2) dated January 14, 1987 and is incorporated herein by reference. The Fund has also purchased a liability policy which indemnifies the Fund’s officers and trustees against loss arising from claims by reason of their legal liability for acts as officers and trustees, subject to limitations and conditions as set forth in such policy.

ITEM 31. BUSINESS AND OTHER CONNECTION OF INVESTMENT ADVISER.

Oberweis Asset Management, Inc.

Name	Position with Adviser	Other Business, Profession, Vocation or Employment
James W. Oberweis	President, Chairman of the Board, Director and Portfolio Manager	President and Director — Oberweis Securities, Inc.; Managing Member — Oberweis Publishing Co. LLC; Chairman — Oberweis Asset Management (Asia) Limited; Chairman — Oberweis Asset Management UK Limited
Patrick B. Joyce	Executive Vice President, CFO, Chief Compliance Officer, Secretary and Director	Executive Vice President, CFO and Director — Oberweis Securities, Inc.; Managing Member — Oberweis Publishing Co. LLC; Director — Oberweis Asset Management (Asia) Limited; Director — Oberweis Asset Management UK Limited

David I. Covas	Vice President	Vice President and Registered Representative — Oberweis Securities, Inc.
Eric V. Hannemann	Vice President of Accounting	Vice President of Accounting — Oberweis Securities, Inc.

ITEM 32. PRINCIPAL UNDERWRITERS

(a)	None.
(b)	Set forth below are the names of the directors and officers of Oberweis Securities, Inc.:

Name	Positions and Offices with Underwriter	Positions and Offices with Fund
James W. Oberweis	Director and President	President
Patrick B. Joyce	Director, Executive Vice President, Treasurer, Chief Compliance Officer, Secretary and Chief Financial Officer	Executive Vice President, Chief Compliance Officer and Treasurer
David I. Covas	Vice President	Vice President
Eric V. Hannemann	Vice President of Accounting	Secretary

The principal business address of all such persons is 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532.

(c)	None.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of Oberweis Asset Management, Inc. at its offices at 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532, except those books, records and other documents maintained by the custodian, UMB Bank, N.A., 928 Grand Blvd., Kansas City, Missouri 64106, and the transfer agent and registrar, UMB Fund Services, Inc., 803 West Michigan Street, Milwaukee, Wisconsin 53233.

ITEM 34. MANAGEMENT SERVICES

Not applicable.

ITEM 35. UNDERTAKINGS

(a)	Not applicable.
(b)	Not applicable.
(c)	The Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of the Registrant’s latest Annual Report to Shareholders upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Lisle, and State of Illinois, on the 28th day of February, 2018.

THE OBERWEIS FUNDS

By:	/s/ James W. Oberweis James W. Oberweis, President

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Name	Title
/s/ James D. Oberweis James D. Oberweis	Trustee	February 28, 2018
/s/ Katherine Smith Dedrick Katherine Smith Dedrick	Trustee	February 28, 2018
/s/ Gary D. McDaniel Gary D. McDaniel	Trustee	February 28, 2018
/s/ James G. Schmidt James G. Schmidt	Trustee	February 28, 2018
/s/ James W. Oberweis James W. Oberweis	President (Principal Executive Officer)	February 28, 2018
/s/ Patrick B. Joyce Patrick B. Joyce	Executive Vice President and Treasurer (Principal Financial and Accounting Officer)	February 28, 2018